LEHMAN BROTHERS                                                                MORTGAGE BACKED SECURITIES

$2,039,156,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST,

SERIES 2005-2

SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	367,535,000	1 M LIBOR	2.21	1-77	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A2(4)	414,000,000	1 M LIBOR	0.86	1-23	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A3(4)	214,569,000	1 M LIBOR	3.00	23-60	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A4(4)	100,000,000	1 M LIBOR	6.11	60-77	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A5(5)	541,303,000	1 M LIBOR	2.21	1-77	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A6(5)	135,326,000	1 M LIBOR	2.21	1-77	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
M1	60,457,000	1 M LIBOR	4.51	41-77	10.55%	TBD	03/25/2035	AA+/Aa1/AA+
M2	55,334,000	1 M LIBOR	4.45	40-77	7.85%	TBD	03/25/2035	AA/Aa2/AA
M3	27,667,000	1 M LIBOR	4.42	39-77	6.50%	TBD	03/25/2035	AA-/Aa3/AA-
M4	24,593,000	1 M LIBOR	4.41	38-77	5.30%	TBD	03/25/2035	A+/A1/A+
M5	23,568,000	1 M LIBOR	4.38	38-77	4.15%	TBD	03/25/2035	A/A2/A
M6	15,371,000	1 M LIBOR	4.38	38-77	3.40%	TBD	03/25/2035	A-/A3/A-
M7	17,420,000	1 M LIBOR	4.37	37-77	2.55%	TBD	03/25/2035	BBB+/Baa1/BBB+
M8	15,371,000	1 M LIBOR	4.25	37-77	1.80%	TBD	03/25/2035	BBB/Baa2/BBB
M9	20,494,000	1 M LIBOR	3.77	37-65	0.80%	TBD	03/25/2035	BBB-/Baa3/NR
B	6,148,000	1 M LIBOR	3.08	37-39	0.50%	TBD	03/25/2035	BB/Ba2/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	367,535,000	1 M LIBOR	2.41	1-172	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A2(4)	414,000,000	1 M LIBOR	0.86	1-23	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A3(4)	214,569,000	1 M LIBOR	3.00	23-60	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A4(4)	100,000,000	1 M LIBOR	7.57	60-172	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A5(5)	541,303,000	1 M LIBOR	2.41	1-172	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
A6(5)	135,326,000	1 M LIBOR	2.41	1-172	13.50%	TBD	03/25/2035	AAA/Aaa/AAA
M1	60,457,000	1 M LIBOR	4.93	41-130	10.55%	TBD	03/25/2035	AA+/Aa1/AA+
M2	55,334,000	1 M LIBOR	4.83	40-123	7.85%	TBD	03/25/2035	AA/Aa2/AA
M3	27,667,000	1 M LIBOR	4.75	39-113	6.50%	TBD	03/25/2035	AA-/Aa3/AA-
M4	24,593,000	1 M LIBOR	4.70	38-107	5.30%	TBD	03/25/2035	A+/A1/A+
M5	23,568,000	1 M LIBOR	4.62	38-100	4.15%	TBD	03/25/2035	A/A2/A
M6	15,371,000	1 M LIBOR	4.55	38-93	3.40%	TBD	03/25/2035	A-/A3/A-
M7	17,420,000	1 M LIBOR	4.44	37-86	2.55%	TBD	03/25/2035	BBB+/Baa1/BBB+
M8	15,371,000	1 M LIBOR	4.25	37-77	1.80%	TBD	03/25/2035	BBB/Baa2/BBB
M9	20,494,000	1 M LIBOR	3.77	37-65	0.80%	TBD	03/25/2035	BBB-/Baa3/NR
B	6,148,000	1 M LIBOR	3.08	37-39	0.50%	TBD	03/25/2035	BB/Ba2/NR

(1)     Subject to a permitted variance of +5% in aggregate.

(2)     The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumed Closing Date of 1/28/2005 and assumed First Payment Date of 2/25/2005.

(3)     Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)     The Class A1, Class A2, Class A3 and Class A4 Certificates are the Senior Certificates of Group 1.

(5)     The Class A5 and Class A6 Certificates are the Senior Certificates of Group 2.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)                  A)        All principal from Group 1 will be paid to the Class A1, Class A2, Class A3 and Class A4 Certificates, concurrently as follows, in proportion to the aggregate balance of the related bonds:

(i)   To the Class A1 Certificates, until reduced to zero; and

(ii)  To the Class A2, Class A3 and A4 Certificates, sequentially and in that order, until reduced to zero; and

B)          All principal from Group 2 will be paid to the Class A5 and A6 Certificates:

(i)   If a Group 2 Sequential Trigger Event is not in effect, all principal from Group 2 will be paid to the Class A5 and Class A6 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

(ii)  If a Group 2 Sequential Trigger Event is in effect, all principal from Group 2 will be paid to the Class A5 and Class A6 Certificates, sequentially and in that order, until they have been reduced to zero;

2)                 If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)                 All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.    On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)                 All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)                 If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)                 All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 27.00%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on February 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)      To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)      To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid from any of Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)      To pay Current Interest and Carryforward Interest to the Class A1, Class A2, Class A3 and Class A4 Certificates from Group 1 Interest on a pro rata basis;

(4)      To pay Current Interest and Carryforward Interest to the Class A5 and Class A6 Certificates from Group 2 Interest on a pro rata basis;

(5)      To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(6)      To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(7)      To pay the Credit Risk Manager Fee;

(8)      To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(9)      Any interest remaining after the application of (1) through (8) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(10)    To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5 and A6 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)    To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)    To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts; and

(13)    To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	2.00	31	337,988,000.00	4.00
2	1,980,647,000.00	2.00	32	315,990,000.00	4.00
3	1,923,817,000.00	2.00	33	298,027,000.00	4.00
4	1,868,616,000.00	2.00	34	283,325,000.00	4.00
5	1,814,998,000.00	2.00	35	269,346,000.00	4.00
6	1,762,918,000.00	2.00	36	256,054,000.00	4.00
7	1,712,330,000.00	2.00	37	243,418,000.00	4.25
8	1,663,193,000.00	2.00	38	231,407,000.00	4.25
9	1,615,463,000.00	2.00	39	219,988,000.00	4.25
10	1,569,102,000.00	2.00	40	209,131,000.00	4.25
11	1,524,068,000.00	2.00	41	198,809,000.00	4.25
12	1,480,325,000.00	2.00	42	188,995,000.00	4.25
13	1,437,835,000.00	2.00	43	179,664,000.00	4.25
14	1,396,561,000.00	2.00	44	170,793,000.00	4.25
15	1,356,469,000.00	2.00	45	162,359,000.00	4.25
16	1,317,525,000.00	2.00	46	154,341,000.00	4.25
17	1,279,696,000.00	2.00	47	146,717,000.00	4.25
18	1,242,950,000.00	2.00	48	139,470,000.00	4.25
19	1,207,256,000.00	2.00	49	132,579,000.00	4.25
20	1,172,582,000.00	2.00	50	126,028,000.00	4.25
21	1,138,901,000.00	2.00	51	119,800,000.00	4.25
22	1,106,183,000.00	2.00	52	113,879,000.00	4.25
23	1,074,401,000.00	2.00	53	108,250,000.00	4.25
24	1,018,832,000.00	2.00	54	102,899,000.00	4.25
25	664,714,000.00	4.00	55	97,811,000.00	4.25
26	567,101,000.00	4.00	56	92,974,000.00	4.25
27	495,559,000.00	4.00	57	88,376,000.00	4.25
28	441,168,000.00	4.00	58	84,005,000.00	4.25
29	398,757,000.00	4.00	59	79,849,000.00	4.25
30	365,082,000.00	4.00	60	75,899,000.00	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)      To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)      To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)      To the Class A1, A2, A3, A4, A5 and A6 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)      To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extend not yet paid;

(5)      To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(6)      To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5 and A6 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)      To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order;

(8)      To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(9)      To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)    All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the two groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date exceeds (2) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC (50.76%), Finance America (22.05%), ALS (7.15%), Ownit Mortgage (6.81%) and First NLC (5.10%) and as of the Closing Date were initially serviced by Option One (50.69%), Ocwen (21.08%), Wells Fargo (10.06%), Chase (9.69%) and Aurora (8.48%).  All of the Mortgage Loans currently serviced by Option One (representing approximately 50.69% of the aggregate population) will transfer to another servicer in the deal by April 1, 2005.  Approximately 94.90% of the Mortgage Loans serviced by Ocwen (representing approximately 20.00% of the aggregate population) may transfer to another servicer in the deal by March 1, 2005.

Mortgage Insurance

Approximately 78.35% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•      Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•      Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•      Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5 and A6 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5 and A6 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5 and A6 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, A4, A5 and A6 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [•]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date                                                                Loss Percentage

March 2008 to February 2009                               [•]% for the first month, plus an additional 1/12th of [•]% for each month thereafter

March 2009 to February 2010                               [•]% for the first month, plus an additional 1/12th of

[•]% for each month thereafter

March 2010 to February 2011                               [•]% for the first month, plus an additional 1/12th of

[•]% for each month thereafter

March 2011 and thereafter                                    [•]%

Trigger Events (continued)

A “Group 2 Sequential Trigger Event” is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate principal balance of the mortgage loans as of the Cut-off Date exceeds [ ]%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Nicola Hudson	(212) 438-1715
Moody’s	Mike Labuskes	(212) 553-2935
Fitch	Randy Fabian	(212) 908-0268

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-2
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in March 2005.
Statistical Cut-Off Date:	Approximately 50.69% of the Mortgage Loans are as of January 21, 2005. Approximately 49.31% of the Mortgage Loans are as of January 1, 2005.
Cut-Off Date:	February 1, 2005
Pricing Date:	Week of February 14, 2005
Closing Date:	February 28, 2005
Settlement Date:	February 28, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	February 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, A4, A5, A6, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B.
Collection Period:	2nd day of prior month through 1st day of month of such distribution

Summary of Terms (continued)
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3, A4, A5 and A6. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.52	2.75	2.21	1.79	1.46
Window (mos)	1-120	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class A2
Avg. Life (yrs)	1.34	1.05	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	1/25/2008	5/25/2007	12/25/2006	8/25/2006	5/25/2006

Class A3
Avg. Life (yrs)	4.95	3.84	3.00	2.33	1.93
Window (mos)	36-94	28-74	23-60	19-50	16-32
Expected Final Mat.	11/25/2012	3/25/2011	1/25/2010	3/25/2009	9/25/2007

Class A4
Avg. Life (yrs)	9.52	7.47	6.11	5.08	3.95
Window (mos)	94-120	74-94	60-77	50-64	32-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class A5
Avg. Life (yrs)	3.52	2.75	2.21	1.79	1.46
Window (mos)	1-120	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class A6
Avg. Life (yrs)	3.52	2.75	2.21	1.79	1.46
Window (mos)	1-120	1-94	1-77	1-64	1-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M1
Avg. Life (yrs)	6.48	5.19	4.51	4.21	4.23
Window (mos)	37-120	39-94	41-77	44-64	47-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M2
Avg. Life (yrs)	6.48	5.18	4.45	4.07	3.95
Window (mos)	37-120	38-94	40-77	41-64	43-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M3
Avg. Life (yrs)	6.48	5.17	4.42	3.99	3.80
Window (mos)	37-120	38-94	39-77	40-64	42-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M4
Avg. Life (yrs)	6.48	5.17	4.41	3.95	3.73
Window (mos)	37-120	38-94	38-77	39-64	41-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M5
Avg. Life (yrs)	6.48	5.15	4.38	3.91	3.66
Window (mos)	37-120	37-94	38-77	39-64	40-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M6
Avg. Life (yrs)	6.48	5.15	4.38	3.89	3.61
Window (mos)	37-120	37-94	38-77	38-64	39-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M7
Avg. Life (yrs)	6.48	5.15	4.37	3.87	3.59
Window (mos)	37-120	37-94	37-77	38-64	38-55
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	8/25/2009

Class M8
Avg. Life (yrs)	6.32	5.03	4.25	3.78	3.47
Window (mos)	37-120	37-94	37-77	37-64	38-54
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	7/25/2009

Class M9
Avg. Life (yrs)	5.59	4.46	3.77	3.37	3.18
Window (mos)	37-102	37-80	37-65	37-55	37-46
Expected Final Mat.	7/25/2013	9/25/2011	6/25/2010	8/25/2009	11/25/2008

Class B
Avg. Life (yrs)	3.98	3.29	3.08	3.08	3.08
Window (mos)	37-61	37-48	37-39	37-37	37-37
Expected Final Mat.	2/25/2010	1/25/2009	4/25/2008	2/25/2008	2/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.82	3.00	2.41	1.96	1.60
Window (mos)	1-255	1-207	1-172	1-144	1-122
Expected Final Mat.	4/25/2026	4/25/2022	5/25/2019	1/25/2017	3/25/2015

Class A2
Avg. Life (yrs)	1.34	1.05	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	1/25/2008	5/25/2007	12/25/2006	8/25/2006	5/25/2006

Class A3
Avg. Life (yrs)	4.95	3.84	3.00	2.33	1.93
Window (mos)	36-94	28-74	23-60	19-50	16-32
Expected Final Mat.	11/25/2012	3/25/2011	1/25/2010	3/25/2009	9/25/2007

Class A4
Avg. Life (yrs)	11.67	9.26	7.57	6.31	4.96
Window (mos)	94-255	74-207	60-172	50-144	32-122
Expected Final Mat.	4/25/2026	4/25/2022	5/25/2019	1/25/2017	3/25/2015

Class A5
Avg. Life (yrs)	3.82	3.00	2.41	1.96	1.60
Window (mos)	1-255	1-207	1-172	1-144	1-122
Expected Final Mat.	4/25/2026	4/25/2022	5/25/2019	1/25/2017	3/25/2015

Class A6
Avg. Life (yrs)	3.82	3.00	2.41	1.96	1.60
Window (mos)	1-255	1-207	1-172	1-144	1-122
Expected Final Mat.	4/25/2026	4/25/2022	5/25/2019	1/25/2017	3/25/2015

Class M1
Avg. Life (yrs)	7.09	5.70	4.93	4.55	4.51
Window (mos)	37-198	39-159	41-130	44-109	47-93
Expected Final Mat.	7/25/2021	4/25/2018	11/25/2015	2/25/2014	10/25/2012

Class M2
Avg. Life (yrs)	7.04	5.64	4.83	4.39	4.20
Window (mos)	37-187	38-150	40-123	41-102	43-87
Expected Final Mat.	8/25/2020	7/25/2017	4/25/2015	7/25/2013	4/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M3
Avg. Life (yrs)	6.99	5.58	4.75	4.27	4.03
Window (mos)	37-174	38-138	39-113	40-94	42-80
Expected Final Mat.	7/25/2019	7/25/2016	6/25/2014	11/25/2012	9/25/2011

Class M4
Avg. Life (yrs)	6.92	5.54	4.70	4.20	3.93
Window (mos)	37-165	38-131	38-107	39-89	41-76
Expected Final Mat.	10/25/2018	12/25/2015	12/25/2013	6/25/2012	5/25/2011

Class M5
Avg. Life (yrs)	6.84	5.45	4.62	4.11	3.82
Window (mos)	37-155	37-123	38-100	39-84	40-71
Expected Final Mat.	12/25/2017	4/25/2015	5/25/2013	1/25/2012	12/25/2010

Class M6
Avg. Life (yrs)	6.73	5.36	4.55	4.03	3.72
Window (mos)	37-143	37-114	38-93	38-77	39-65
Expected Final Mat.	12/25/2016	7/25/2014	10/25/2012	6/25/2011	6/25/2010

Class M7
Avg. Life (yrs)	6.58	5.24	4.44	3.93	3.63
Window (mos)	37-134	37-106	37-86	38-72	38-61
Expected Final Mat.	3/25/2016	11/25/2013	3/25/2012	1/25/2011	2/25/2010

Class M8
Avg. Life (yrs)	6.32	5.03	4.25	3.78	3.47
Window (mos)	37-120	37-94	37-77	37-64	38-54
Expected Final Mat.	1/25/2015	11/25/2012	6/25/2011	5/25/2010	7/25/2009

Class M9
Avg. Life (yrs)	5.59	4.46	3.77	3.37	3.18
Window (mos)	37-102	37-80	37-65	37-55	37-46
Expected Final Mat.	7/25/2013	9/25/2011	6/25/2010	8/25/2009	11/25/2008

Class B
Avg. Life (yrs)	3.98	3.29	3.08	3.08	3.08
Window (mos)	37-61	37-48	37-39	37-37	37-37
Expected Final Mat.	2/25/2010	1/25/2009	4/25/2008	2/25/2008	2/25/2008

Available Funds Cap Schedule* (1) (2)

               *The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Subordinate Funds Cap (%)	Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Subordinate Funds Cap (%)
1	5.98513	6.00617	5.99316	31	14.83669	14.76595	14.80969
2	25.83900	25.86227	25.84788	32	14.60587	14.53519	14.57889
3	23.35961	23.38061	23.36763	33	14.91659	14.84403	14.88889
4	24.16021	24.18189	24.16849	34	14.32298	14.25560	14.29726
5	23.40218	23.42314	23.41018	35	14.68300	14.61436	14.65680
6	24.20439	24.22603	24.21265	36	15.12816	15.04701	15.09718
7	23.44510	23.46602	23.45308	37	14.92958	14.84877	14.89873
8	23.46668	23.48760	23.47467	38	15.84281	15.75653	15.80988
9	24.27129	24.29288	24.27953	39	14.71402	14.63340	14.68325
10	23.51009	23.53097	23.51806	40	15.10015	15.01706	15.06844
11	24.31630	24.33785	24.32453	41	14.51425	14.43482	14.48393
12	23.55380	23.57464	23.56176	42	15.82392	15.69717	15.77555
13	23.57577	23.59659	23.58372	43	15.21499	15.09269	15.16832
14	26.12614	26.14917	26.13493	44	15.11852	14.99634	15.07189
15	23.61990	23.64069	23.62784	45	15.52480	15.39867	15.47666
16	24.43014	24.45160	24.43833	46	14.93496	14.81313	14.88847
17	23.66430	23.68505	23.67222	47	15.34147	15.21743	15.29413
18	24.47615	24.49757	24.48432	48	15.64485	15.49468	15.58754
19	23.71081	23.72967	23.71801	49	15.55768	15.40790	15.50052
20	23.73321	23.75204	23.74039	50	17.13003	16.96437	17.06681
21	24.54752	24.56821	24.55542	51	15.38864	15.23915	15.33160
22	23.77816	23.79817	23.78580	52	15.82058	15.66639	15.76174
23	24.60428	24.62810	24.61337	53	15.22997	15.08090	15.17309
24	25.15343	25.11517	25.13883	54	15.79058	15.78546	15.78863
25	18.14872	18.10988	18.13390	55	15.20527	15.19936	15.20301
26	18.70284	18.65988	18.68644	56	15.12976	15.12404	15.12758
27	15.98388	15.94552	15.96924	57	15.55767	15.55195	15.55549
28	15.81467	15.77509	15.79956	58	14.98382	14.97841	14.98176
29	14.79103	14.75364	14.77676	59	15.40994	15.40455	15.40788
30	15.64527	15.57276	15.61760	60	14.96372	14.98749	14.97279

(1)     Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)     Assumes a constant prepayment rate of 30%.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.19%	31	3.79%
2	3.22%	32	3.77%
3	2.79%	33	3.91%
4	2.79%	34	3.74%
5	2.53%	35	3.88%
6	2.55%	36	4.12%
7	2.33%	37	4.08%
8	2.27%	38	4.43%
9	2.32%	39	4.14%
10	2.09%	40	4.30%
11	2.15%	41	4.14%
12	2.00%	42	4.48%
13	1.94%	43	4.32%
14	2.31%	44	4.31%
15	1.85%	45	4.46%
16	1.96%	46	4.29%
17	1.79%	47	4.44%
18	1.91%	48	4.35%
19	1.74%	49	4.34%
20	1.69%	50	4.79%
21	1.81%	51	4.32%
22	1.63%	52	4.46%
23	1.70%	53	4.30%
24	3.38%	54	4.52%
25	3.40%	55	4.35%
26	3.83%	56	4.35%
27	3.36%	57	4.49%
28	3.50%	58	4.33%
29	3.33%	59	4.48%
30	3.96%	60	4.42%

(1)        Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)        Assumes a constant prepayment rate of 30%.

(3)        Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	22.07	16.307
M2	17.79	14.056
M3	15.84	12.925
M4	14.17	11.896
M5	12.66	10.913
M6	11.71	10.268
M7	10.62	9.499
M8	9.67	8.804
M9	8.42	7.851
B	8.19	7.67

SAIL 2005-2 Collateral Summary – Aggregate

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,956	$1,114,726,355.86	71.09%	7.264%	100.00%	610	81.70%	61.42%	36.21%
2/13 ARM (Libor)	1	54,375.00	0.00	9.250	100.00	593	79.38	0.00	0.00
3/27 ARM (Libor)	1,087	192,392,266.79	12.27	7.206	100.00	622	80.94	60.08	30.39
5/25 ARM (Libor)	132	25,664,362.34	1.64	6.672	100.00	643	79.13	61.24	23.00
Balloon	766	44,310,217.21	2.83	9.871	0.00	664	98.55	71.62	1.29
Fixed Rate	1,351	190,970,063.71	12.18	7.340	0.00	630	78.67	70.16	32.93
Subtotal (Non-IO):	9,293	$1,568,117,640.91	100.00%	7.330%	85.00%	616	81.67%	62.60%	33.89%

Interest-Only Loans:
2/28 ARM (Libor)	1,420	$397,395,758.67	82.57%	6.701%	100.00%	661	82.47%	47.60%	24.31%
3/27 ARM (Libor)	320	77,565,341.50	16.12	6.486	100.00	656	78.43	30.10	12.11
5/25 ARM (Libor)	3	702,079.47	0.15	7.410	100.00	614	81.67	100.00	30.62
Fixed Rate	21	5,621,820.50	1.17	6.855	0.00	649	81.82	78.49	15.88
Subtotal (IO Loans):	1,764	$481,285,000.14	100.00%	6.669%	98.83%	660	81.81%	45.21%	22.26%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	39	$7,960,429.99	1.65%	7.138%	100.00%	649	79.39%	16.39%	12.18%
36	32	6,492,868.64	1.35	6.781	100.00	647	81.13	26.01	11.52
60	1,687	465,444,581.51	96.71	6.659	98.83	660	81.87	46.09	22.62
120	6	1,387,120.00	0.29	6.850	88.35	717	80.67	7.21	7.21
Total:	1,764	$481,285,000.14	100.00%	6.669%	98.83%	660	81.81%	45.21%	22.26%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	982	$35,257,464.91	1.72%	9.829%	35.77%	624	89.01%	64.15%	9.97%
50,000.01 - 100,000.00	2,089	159,321,435.70	7.77	8.070	72.58	620	83.19	73.45	20.10
100,000.01 - 150,000.00	2,346	293,321,465.01	14.31	7.380	84.55	622	81.82	69.49	29.87
150,000.01 - 200,000.00	1,827	318,631,805.55	15.55	7.142	87.85	621	80.50	61.38	32.92
200,000.01 - 250,000.00	1,171	262,594,628.40	12.81	7.020	92.43	624	80.21	55.91	30.21
250,000.01 - 300,000.00	887	243,388,737.35	11.88	7.028	92.22	624	81.37	51.04	33.90
300,000.01 - 350,000.00	583	189,580,166.00	9.25	6.994	93.51	628	81.82	46.03	34.97
350,000.01 - 400,000.00	417	156,260,441.74	7.62	6.912	92.83	634	83.19	48.43	39.32
400,000.01 - 450,000.00	262	111,488,098.45	5.44	6.862	90.42	634	82.94	53.69	39.17
450,000.01 - 500,000.00	194	92,480,511.42	4.51	6.734	92.79	636	82.22	59.33	34.91
500,000.01 - 550,000.00	96	50,513,124.39	2.46	6.893	93.71	642	84.44	60.36	44.70
550,000.01 - 600,000.00	89	51,466,736.08	2.51	6.892	93.22	643	83.13	52.94	43.63
600,000.01 - 650,000.00	34	21,472,563.42	1.05	6.926	100.00	619	82.96	73.32	0.00
>= 650,000.01	80	63,625,462.63	3.10	6.792	93.42	634	76.26	59.83	0.00
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,119	$1,999,135,707.97	97.55%	7.101%	90.46%	625	81.26%	58.34%	31.94%
2nd Lien	938	50,266,933.08	2.45	10.096	0.00	663	99.33	65.72	0.00
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	4,758	$949,139,082.41	46.31%	7.162%	86.21%	606	78.78%	62.40%	32.22%
Purchase	5,404	928,596,348.10	45.31	7.194	90.77	651	84.64	53.56	29.05
Rate/Term Refinance	613	116,563,637.68	5.69	7.115	86.09	611	81.69	61.91	36.24
Debt Consolidation	282	55,103,572.86	2.69	7.189	85.32	596	82.64	68.06	37.81
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	9,758	$1,849,911,892.05	90.27%	7.126%	88.03%	624	81.66%	58.80%	29.70%
Investment	1,147	170,816,482.88	8.33	7.734	90.86	643	82.59	59.35	48.21
Second Home	152	28,674,266.12	1.40	7.008	86.62	667	79.58	35.55	23.66
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	901	$54,795,124.33	2.67%	9.530%	0.10%	653	95.06%	71.45%	6.89%
181 - 240	35	3,240,167.42	0.16	8.100	0.00	632	83.31	59.65	33.93
241 - 360	10,121	1,991,367,349.30	97.17	7.109	90.81	626	81.34	58.16	31.82
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	901	$54,795,124.33	2.67%	9.530%	0.10%	653	95.06%	71.45%	6.89%
181 - 240	35	3,240,167.42	0.16	8.100	0.00	632	83.31	59.65	33.93
241 - 360	10,121	1,991,367,349.30	97.17	7.109	90.81	626	81.34	58.16	31.82
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,913	$777,643,781.82	37.94%	6.871%	90.02%	630	80.39%	55.31%	27.84%
FL	1,114	158,574,016.59	7.74	7.426	86.25	624	82.37	54.65	30.52
IL	725	123,530,192.81	6.03	7.467	93.27	624	83.87	60.69	42.96
NY	327	97,888,917.18	4.78	7.269	85.03	626	81.48	42.69	40.80
NV	337	71,686,054.78	3.50	7.074	92.36	632	81.34	55.63	29.45
AZ	454	66,125,132.16	3.23	7.074	89.53	632	82.98	64.53	29.46
TX	511	55,612,234.65	2.71	7.995	74.05	619	82.96	56.47	31.44
NJ	218	55,203,209.29	2.69	7.531	89.34	610	79.48	43.95	31.69
MN	312	54,982,796.68	2.68	7.155	95.55	634	84.26	60.07	42.29
CO	296	45,872,955.81	2.24	6.993	89.12	637	82.10	62.48	22.67
Other	3,850	542,283,349.28	26.46	7.376	85.55	622	82.65	67.46	31.63
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	538	$89,777,349.01	4.49%	7.013%	77.24%	593	49.44%	54.23%	0.00%
60.01 - 70.00%	769	153,696,384.10	7.69	7.045	83.46	590	66.43	53.13	0.00
70.01 – 80.00%	4,708	940,593,723.33	47.05	6.826	92.53	631	78.98	53.39	0.00
80.01 – 85.00%
With MI:	851	175,381,986.89	8.77	7.377	87.84	608	84.48	62.42	100.00
Without MI:	271	50,794,314.42	2.54	7.572	94.95	598	84.37	66.50	0.00
85.01 – 90.00%
With MI:	1,380	281,806,982.93	14.10	7.310	90.54	629	89.73	64.63	100.00
Without MI:	446	76,587,832.23	3.83	7.506	92.89	622	89.64	75.63	0.00
90.01 – 95.00%
With MI:	549	119,755,679.69	5.99	7.346	91.37	643	94.70	70.36	100.00
Without MI:	129	27,535,493.18	1.38	7.386	95.06	638	94.80	64.00	0.00
95.01 – 100.00%
With MI:	305	61,678,974.94	3.09	7.923	90.21	681	99.92	56.46	100.00
Without MI:	173	21,526,987.25	1.08	8.273	96.39	650	99.80	63.53	0.00
Subtotal (First Lien):	10,119	$1,999,135,707.97	100.00%	7.101%	90.46%	625	81.26%	58.34%	31.94%

Second Lien Loans:
<= 60.00%	1	$62,919.68	0.13%	8.250%	0.00%	721	58.02%	0.00%	0.00%
60.01 - 70.00%	2	105,968.32	0.21	11.851	0.00	602	63.94	100.00	0.00
70.01 – 80.00%	3	122,872.96	0.24	10.213	0.00	603	77.71	65.04	0.00
80.01 – 85.00%	5	559,932.43	1.11	10.274	0.00	649	84.86	62.98	0.00
85.01 – 90.00%	11	437,995.29	0.87	10.485	0.00	672	88.95	11.28	0.00
90.01 – 95.00%	30	1,385,002.06	2.76	10.586	0.00	689	94.65	13.42	0.00
95.01 – 100.00%	886	47,592,242.34	94.68	10.075	0.00	663	99.93	67.79	0.00
Subtotal (Second Lien):	938	$50,266,933.08	100.00%	10.096%	0.00%	663	99.33%	65.72%	0.00%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	3,617	$726,921,827.33	36.36%	7.349%	88.34%	626	85.17%	63.07%	87.65%
60.01 - 70.00%	775	155,175,530.23	7.76	7.039	83.62	590	66.67	53.19	0.95
70.01 – 80.00%	4,708	940,593,723.33	47.05	6.826	92.53	631	78.98	53.39	0.00
80.01 – 85.00%	271	50,794,314.42	2.54	7.572	94.95	598	84.37	66.50	0.00
85.01 – 90.00%	446	76,587,832.23	3.83	7.506	92.89	622	89.64	75.63	0.00
90.01 – 95.00%	129	27,535,493.18	1.38	7.386	95.06	638	94.80	64.00	0.00
95.01 – 100.00%	173	21,526,987.25	1.08	8.273	96.39	650	99.80	63.53	0.00
Subtotal (First Lien):	10,119	$1,999,135,707.97	100.00%	7.101%	90.46%	625	81.26%	58.34%	31.94%

Second Lien Loans:
< = 60.00%	1	$62,919.68	0.13%	8.250%	0.00%	721	58.02%	0.00%	0.00%
60.01 - 70.00%	2	105,968.32	0.21	11.851	0.00	602	63.94	100.00	0.00
70.01 – 80.00%	3	122,872.96	0.24	10.213	0.00	603	77.71	65.04	0.00
80.01 – 85.00%	5	559,932.43	1.11	10.274	0.00	649	84.86	62.98	0.00
85.01 – 90.00%	11	437,995.29	0.87	10.485	0.00	672	88.95	11.28	0.00
90.01 – 95.00%	30	1,385,002.06	2.76	10.586	0.00	689	94.65	13.42	0.00
95.01 – 100.00%	886	47,592,242.34	94.68	10.075	0.00	663	99.93	67.79	0.00
Subtotal (Second Lien):	938	$50,266,933.08	100.00%	10.096%	0.00%	663	99.33%	65.72%	0.00%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	531	$88,131,848.04	4.41%	7.014%	77.47%	593	49.39%	54.80%	0.00%
60.01 - 70.00%	725	143,697,657.55	7.19	7.066	82.68	585	66.25	54.54	0.00
70.01 – 80.00%	2,007	401,620,637.00	20.09	7.177	88.98	595	77.75	54.59	0.00
80.01 – 85.00%
With MI:	796	166,166,567.27	8.31	7.344	87.56	608	84.48	62.22	100.00
Without MI:	233	48,795,671.40	2.44	7.402	93.63	601	83.12	64.13	0.00
85.01 – 90.00%
With MI:	1,300	268,861,218.64	13.45	7.285	90.45	629	89.69	64.33	100.00
Without MI:	495	101,824,345.04	5.09	7.157	94.14	629	85.97	60.60	0.00
90.01 – 95.00%
With MI:	616	129,821,515.50	6.49	7.400	91.10	640	94.13	70.75	100.00
Without MI:	327	65,714,999.91	3.29	7.119	93.35	647	86.25	51.64	0.00
95.01 – 100.00%
With MI:	373	73,774,323.04	3.69	7.898	91.24	674	98.04	57.61	100.00
Without MI:	2,716	510,726,924.58	25.55	6.658	95.34	658	80.81	55.35	0.00
Subtotal (First Lien):	10,119	$1,999,135,707.97	100.00%	7.101%	90.46%	625	81.26%	58.34%	31.94%

Second Lien Loans:
< = 60.00%	1	$62,919.68	0.13%	8.250%	0.00%	721	58.02%	0.00%	0.00%
60.01 - 70.00%	2	105,968.32	0.21	11.851	0.00	602	63.94	100.00	0.00
70.01 – 80.00%	3	122,872.96	0.24	10.213	0.00	603	77.71	65.04	0.00
80.01 – 85.00%	5	559,932.43	1.11	10.274	0.00	649	84.86	62.98	0.00
85.01 – 90.00%	11	437,995.29	0.87	10.485	0.00	672	88.95	11.28	0.00
90.01 – 95.00%	30	1,385,002.06	2.76	10.586	0.00	689	94.65	13.42	0.00
95.01 – 100.00%	886	47,592,242.34	94.68	10.075	0.00	663	99.93	67.79	0.00
Subtotal (Second Lien):	938	$50,266,933.08	100.00%	10.096%	0.00%	663	99.33%	65.72%	0.00%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	419	$70,103,406.79	3.42%	8.163%	95.48%	511	73.06%	77.10%	10.76%
521 - 540	620	113,408,552.84	5.53	7.817	93.44	531	75.50	74.19	19.87
541 - 560	798	140,674,823.87	6.86	7.612	91.20	551	77.67	74.14	30.52
561 - 580	846	156,218,926.99	7.62	7.413	89.61	571	79.01	72.67	36.10
581 - 600	1,078	192,243,637.16	9.38	7.299	89.11	591	80.99	71.74	32.73
601 - 620	1,500	258,054,086.42	12.59	7.140	84.52	611	82.84	70.66	34.05
621 - 640	1,577	297,787,004.21	14.53	6.986	88.61	631	82.76	54.64	33.07
641 - 660	1,396	270,358,730.05	13.19	6.927	89.93	650	83.26	49.76	30.92
661 - 680	969	187,240,194.63	9.14	6.936	84.96	669	83.10	42.96	28.52
681 - 700	681	127,162,525.38	6.20	7.038	85.19	689	85.11	40.56	34.62
701 - 720	455	88,034,024.14	4.30	6.955	86.98	710	84.48	35.53	31.75
721 - 740	321	62,218,025.43	3.04	6.808	87.43	730	84.89	43.68	31.57
741 - 760	237	51,377,299.57	2.51	6.863	84.63	750	85.55	39.48	40.28
761 - 780	108	23,145,046.15	1.13	6.810	83.51	770	84.97	40.07	30.58
>= 781	52	11,376,357.42	0.56	6.847	85.14	788	81.69	50.38	31.20
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,325	$1,481,404,145.95	72.28%	7.185%	87.87%	624	81.51%	58.80%	30.82%
PUD	1,145	253,099,473.84	12.35	7.038	89.41	627	82.24	62.24	27.61
2-4 Family	819	188,516,957.55	9.20	7.287	89.80	637	81.60	53.54	39.34
Condo	767	126,175,717.46	6.16	7.170	87.99	641	83.06	55.27	30.12
Manufactured Housing	1	206,346.25	0.01	6.250	100.00	717	80.00	0.00	0.00
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$379,864,835.20	$67,545,565.48	$1,051,645,789.17	$13,065,924.68	$0.00	$0.00	$1,512,122,114.53
3/27 ARM (Libor)	92,453,936.32	4,563,646.63	5,864,132.70	167,075,892.64	0.00	0.00	269,957,608.29
Fixed Rate	27,361,006.73	14,154,507.31	13,858,714.33	139,230,381.54	0.00	1,987,274.30	196,591,884.21
Balloon	10,130,877.55	1,203,096.73	27,661,156.33	5,315,086.60	0.00	0.00	44,310,217.21
5/25 ARM (Libor)	3,712,982.91	2,095,736.70	1,179,246.89	18,529,241.42	0.00	849,233.89	26,366,441.81
2/13 ARM (Libor)	0.00	54,375.00	0.00	0.00	0.00	0.00	54,375.00
Total:	$513,523,638.71	$89,616,927.85	$1,100,209,039.42	$343,216,526.88	$0.00	$2,836,508.19	$2,049,402,641.05

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.12%	4.47%	69.55%	0.86%	0.00%	0.00%	73.78%
3/27 ARM (Libor)	34.25	1.69	2.17	61.89	0.00	0.00	13.17
Fixed Rate	13.92	7.20	7.05	70.82	0.00	1.01	9.59
Balloon	22.86	2.72	62.43	12.00	0.00	0.00	2.16
5/25 ARM (Libor)	14.08	7.95	4.47	70.28	0.00	3.22	1.29
2/13 ARM (Libor)	0.00	100.00	0.00	0.00	0.00	0.00	0.00
Total:	25.06%	4.37%	53.68%	16.75%	0.00%	0.14%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,996	$1,329,062,946.02	64.85%	7.072%	86.53%	624	81.53%	61.13%	31.59%
None	2,673	513,523,638.71	25.06	7.465	92.70	626	82.05	51.48	33.47
6 Mo. Int. on 80% of UPB	778	123,149,746.73	6.01	6.946	88.87	648	82.20	57.61	17.75
1% of Amount Prepaid	217	27,373,556.74	1.34	7.505	94.42	610	84.11	69.36	39.00
6 Mo. Int. on UPB	116	18,181,122.31	0.89	7.083	87.83	659	81.94	33.91	16.79
Other	277	38,111,630.54	1.86	7.387	81.93	622	79.85	69.00	29.62
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,926	$1,199,272,594.98	58.52%	7.105%	85.81%	613	82.45%	100.00%	34.24%
Stated	3,538	710,717,231.57	34.68	7.360	91.38	644	81.38	0.00	29.24
Limited	466	106,708,826.80	5.21	6.872	91.61	643	78.88	0.00	18.87
No Documentation	127	32,703,987.70	1.60	6.681	98.27	668	70.72	0.00	0.00
Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	11	$1,601,628.46	0.13%	7.788%	85.73%	593	86.25%	100.00%	20.74%
5.01 - 10.00	34	7,993,542.12	0.67	7.080	79.32	646	80.30	100.00	30.89
10.01 - 15.00	79	8,693,240.81	0.72	7.506	68.94	617	80.10	100.00	28.13
15.01 - 20.00	199	25,479,559.84	2.12	7.234	78.46	625	80.67	100.00	40.37
20.01 - 25.00	345	50,643,402.90	4.22	7.267	81.60	613	81.40	100.00	30.77
25.01 - 30.00	612	94,401,092.74	7.87	7.201	83.60	613	82.34	100.00	36.43
30.01 - 35.00	870	135,092,243.72	11.26	7.189	82.58	614	82.18	100.00	36.55
35.01 - 40.00	1,149	195,115,880.03	16.27	7.130	84.44	615	82.54	100.00	33.46
40.01 - 45.00	1,435	257,542,562.21	21.47	7.099	85.59	618	83.10	100.00	32.72
45.01 - 50.00	1,635	309,537,647.29	25.81	7.016	89.00	613	83.00	100.00	35.73
50.01 - 55.00	536	109,767,133.76	9.15	7.014	90.78	594	80.77	100.00	32.50
55.01 - 60.00	21	3,404,661.10	0.28	6.588	98.15	631	84.44	100.00	0.00
Subtotal (Full Doc):	6,926	$1,199,272,594.98	100.00%	7.105%	85.81%	613	82.45%	100.00%	34.24%

Non-Full Doc Loans:
<= 0.00	172	$41,636,709.12	4.90%	6.790%	95.79%	666	72.36%	0.00%	0.00%
0.01 - 5.00	3	359,838.32	0.04	9.234	100.00	636	80.23	0.00	42.52
5.01 - 10.00	9	811,715.61	0.10	8.177	61.76	697	89.23	0.00	74.22
10.01 - 15.00	54	7,554,785.66	0.89	7.566	84.84	634	76.83	0.00	28.70
15.01 - 20.00	94	14,770,432.95	1.74	7.592	89.36	648	78.28	0.00	34.87
20.01 - 25.00	190	29,045,938.69	3.42	7.401	87.94	641	79.31	0.00	34.12
25.01 - 30.00	262	43,335,905.88	5.10	7.399	88.58	638	80.88	0.00	31.23
30.01 - 35.00	456	88,776,078.74	10.44	7.346	90.84	636	79.16	0.00	26.73
35.01 - 40.00	742	154,492,122.58	18.17	7.266	91.44	639	80.99	0.00	28.23
40.01 - 45.00	1,029	211,015,235.59	24.82	7.275	91.98	645	81.38	0.00	24.54
45.01 - 50.00	966	220,584,870.98	25.95	7.236	93.09	652	82.35	0.00	31.19
50.01 - 55.00	148	36,079,643.05	4.24	7.426	89.03	629	80.47	0.00	23.55
55.01 - 60.00	6	1,666,768.90	0.20	6.840	96.40	648	74.87	0.00	0.00
Subtotal (Non-Full Doc):	4,131	$850,130,046.07	100.00%	7.273%	91.68%	645	80.65%	0.00%	26.81%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	218	$53,566,933.14	2.96%	5.349%	100.00%	662	76.99%	83.05%	7.41%
5.501 - 6.000	811	196,258,995.38	10.85	5.838	100.00	655	78.47	70.67	12.55
6.001 - 6.500	1,255	289,330,219.77	16.00	6.320	100.00	643	79.38	57.67	19.07
6.501 - 7.000	1,831	425,271,256.37	23.52	6.803	100.00	632	80.93	53.33	30.90
7.001 - 7.500	1,432	298,273,742.60	16.49	7.302	100.00	620	82.85	51.53	37.59
7.501 - 8.000	1,464	282,971,043.29	15.65	7.791	100.00	608	84.32	52.33	46.95
8.001 - 8.500	771	126,852,882.68	7.01	8.277	100.00	595	84.71	59.41	48.51
8.501 - 9.000	557	77,777,899.09	4.30	8.771	100.00	586	84.70	54.60	43.01
9.001 - 9.500	282	32,062,539.77	1.77	9.277	100.00	580	82.92	53.87	37.75
9.501 - 10.000	188	19,214,821.67	1.06	9.772	100.00	571	81.73	56.92	34.06
10.001 - 10.500	58	4,009,575.53	0.22	10.245	100.00	557	81.68	64.10	7.18
10.501 - 11.000	33	2,033,727.37	0.11	10.733	100.00	560	78.89	74.30	10.23
>= 11.001	19	876,902.97	0.05	11.339	100.00	543	68.14	43.59	0.00
Subtotal (ARM Loans):	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Fixed Rate Loans:
<= 5.500	1	$67,500.00	0.03%	5.250%	0.00%	752	75.00%	100.00%	0.00%
5.501 - 6.000	48	10,513,220.62	4.36	5.943	0.00	678	78.26	89.34	40.62
6.001 - 6.500	166	36,010,523.64	14.95	6.344	0.00	648	75.56	79.87	21.89
6.501 - 7.000	288	57,996,790.18	24.07	6.818	0.00	632	76.47	75.67	29.07
7.001 - 7.500	221	35,016,378.01	14.54	7.317	0.00	620	77.88	67.08	37.37
7.501 - 8.000	176	23,745,580.48	9.86	7.795	0.00	620	81.57	61.77	42.19
8.001 - 8.500	117	12,356,397.83	5.13	8.318	0.00	615	80.84	62.79	42.77
8.501 - 9.000	236	20,478,644.21	8.50	8.906	0.00	668	93.68	84.00	20.01
9.001 - 9.500	170	10,525,455.66	4.37	9.408	0.00	642	94.22	83.82	10.97
9.501 - 10.000	183	9,800,097.12	4.07	9.831	0.00	633	93.58	60.07	11.80
10.001 - 10.500	142	7,039,698.68	2.92	10.392	0.00	630	95.85	64.13	7.06
10.501 - 11.000	204	9,966,462.95	4.14	10.914	0.00	651	98.09	36.74	0.41
>= 11.001	186	7,385,352.04	3.07	11.813	0.00	628	98.10	27.39	0.00
Subtotal (Fixed Rate):	2,138	$240,902,101.42	100.00%	7.794%	0.00%	637	82.40%	70.62%	26.71%

Total:	11,057	$2,049,402,641.05	100.00%	7.175%	88.25%	626	81.71%	58.52%	31.16%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	7	$1,003,549.52	0.06%	6.812%	100.00%	638	82.25%	23.84%	22.54%
3.001 - 3.500	6	1,006,399.43	0.06	6.997	100.00	648	81.30	26.92	31.36
3.501 - 4.000	8	1,412,925.25	0.08	6.933	100.00	690	73.55	52.58	10.07
4.001 - 4.500	56	12,698,199.11	0.70	6.495	100.00	608	70.92	60.68	2.22
4.501 - 5.000	888	196,975,953.43	10.89	6.719	100.00	636	78.14	42.97	20.38
5.001 - 5.500	799	166,424,574.67	9.20	6.676	100.00	623	81.68	66.93	33.77
5.501 - 6.000	2,131	460,721,601.17	25.48	6.807	100.00	633	81.21	63.38	31.46
6.001 - 6.500	2,756	565,188,976.77	31.25	7.202	100.00	620	82.88	55.37	37.15
6.501 - 7.000	1,713	326,413,305.46	18.05	7.507	100.00	622	81.73	52.85	28.89
7.001 - 7.500	229	34,100,867.15	1.89	7.724	100.00	617	83.42	54.93	32.32
7.501 - 8.000	135	19,179,119.06	1.06	8.143	100.00	606	86.02	62.46	36.16
8.001 - 8.500	102	13,282,155.81	0.73	8.631	100.00	587	86.03	65.02	42.20
8.501 - 9.000	46	5,544,249.94	0.31	9.098	100.00	570	84.46	67.62	38.82
9.001 - 9.500	26	2,826,744.51	0.16	9.522	100.00	592	89.08	84.90	50.95
9.501 - 10.000	14	1,544,990.22	0.09	9.931	100.00	559	86.54	66.72	38.00
>= 10.001	3	176,928.13	0.01	10.423	100.00	553	88.56	100.00	28.81
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$277,699.31	0.02%	7.250%	100.00%	568	85.00%	100.00%	100.00%
1.500	30	7,162,758.14	0.40	6.739	100.00	638	79.23	30.83	15.83
2.000	4,745	1,043,871,121.97	57.72	7.062	100.00	624	81.67	56.43	35.29
3.000	4,137	755,035,057.17	41.75	7.139	100.00	626	81.56	57.96	27.08
6.000	1	198,783.04	0.01	5.750	100.00	702	80.00	0.00	0.00
7.000	5	1,955,120.00	0.11	6.552	100.00	712	80.00	0.00	0.00
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,530	$1,705,204,111.77	94.29%	7.133%	100.00%	623	82.03%	59.29%	33.38%
1.500	36	8,230,855.80	0.46	6.778	100.00	641	79.38	31.85	17.15
2.000	351	94,810,447.93	5.24	6.389	100.00	658	74.37	16.10	3.65
6.000	2	255,124.13	0.01	7.874	100.00	620	86.65	100.00	76.26
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	11	$2,861,642.72	0.16%	5.436%	100.00%	700	79.92%	56.44%	0.00%
11.001 - 11.500	122	29,814,321.59	1.65	5.465	100.00	658	77.08	74.59	7.82
11.501 - 12.000	431	100,530,532.22	5.56	5.872	100.00	659	78.16	59.48	9.86
12.001 - 12.500	615	137,295,619.88	7.59	6.189	100.00	647	78.33	57.72	14.94
12.501 - 13.000	1,104	258,143,480.68	14.27	6.439	100.00	640	78.86	61.73	18.68
13.001 - 13.500	1,284	286,802,009.15	15.86	6.705	100.00	633	80.80	58.84	24.33
13.501 - 14.000	1,670	362,812,746.32	20.06	7.063	100.00	624	82.58	55.46	37.81
14.001 - 14.500	1,137	221,778,737.13	12.26	7.465	100.00	618	83.62	51.85	43.52
14.501 - 15.000	1,101	205,516,337.02	11.36	7.893	100.00	607	84.64	53.26	49.64
15.001 - 15.500	616	99,428,251.28	5.50	8.376	100.00	592	84.73	58.59	48.48
15.501 - 16.000	427	60,842,661.42	3.36	8.858	100.00	584	84.64	50.88	44.26
16.001 - 16.500	199	23,226,262.80	1.28	9.345	100.00	574	81.73	52.62	33.16
16.501 - 17.000	137	15,136,107.34	0.84	9.776	100.00	569	81.22	55.53	31.30
17.001 - 17.500	30	2,281,856.48	0.13	10.226	100.00	529	78.19	64.76	6.79
17.501 - 18.000	17	1,188,796.34	0.07	10.730	100.00	532	73.55	70.30	7.92
18.001 - 18.500	11	577,139.58	0.03	11.160	100.00	543	68.02	54.40	0.00
18.501 - 19.000	6	235,245.83	0.01	11.707	100.00	547	67.49	13.82	0.00
19.001 - 19.500	1	28,791.85	0.00	12.050	100.00	550	80.00	0.00	0.00
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	547	$132,689,887.61	7.34%	6.287%	100.00%	658	75.74%	34.15%	6.19%
5.501 - 6.000	664	153,666,717.75	8.50	5.972	100.00	655	78.75	71.24	14.21
6.001 - 6.500	1,234	288,670,908.17	15.96	6.264	100.00	642	80.05	63.22	22.08
6.501 - 7.000	1,885	429,926,205.46	23.77	6.765	100.00	630	81.30	58.32	30.72
7.001 - 7.500	1,354	280,254,932.70	15.50	7.309	100.00	618	83.08	53.69	39.31
7.501 - 8.000	1,411	271,799,730.91	15.03	7.792	100.00	607	84.47	53.22	47.39
8.001 - 8.500	744	121,917,475.86	6.74	8.279	100.00	595	84.72	60.27	49.22
8.501 - 9.000	529	74,642,614.82	4.13	8.774	100.00	585	84.77	55.23	42.78
9.001 - 9.500	268	30,211,886.15	1.67	9.278	100.00	579	82.54	55.69	37.51
9.501 - 10.000	177	17,953,886.15	0.99	9.779	100.00	571	81.11	55.95	32.08
10.001 - 10.500	55	3,898,847.79	0.22	10.236	100.00	559	81.94	66.57	7.38
10.501 - 11.000	32	1,990,543.29	0.11	10.731	100.00	560	78.65	73.74	8.28
11.001 - 11.500	12	612,865.29	0.03	11.164	100.00	541	67.84	57.06	0.00
11.501 - 12.000	6	235,245.83	0.01	11.707	100.00	547	67.49	13.82	0.00
12.001 - 12.500	1	28,791.85	0.00	12.050	100.00	550	80.00	0.00	0.00
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	2	$135,730.24	0.01%	8.306%	100.00%	655	77.50%	55.50%	0.00%
13 - 24	7,350	1,505,299,727.02	83.23	7.117	100.00	623	81.90	57.79	33.13
25 - 36	1,415	272,236,876.55	15.05	7.001	100.00	631	80.39	52.16	25.26
>= 37	152	30,828,205.82	1.70	6.678	100.00	644	78.26	55.66	21.99
Total:	8,919	$1,808,500,539.63	100.00%	7.092%	100.00%	625	81.61%	56.91%	31.75%

SAIL 2005-2 Collateral Summary – Group 1

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,457	$697,226,162.76	71.82%	7.229%	100.00%	611	82.02%	61.45%	37.79%
2/13 ARM (Libor)	1	54,375.00	0.01	9.250	100.00	593	79.38	0.00	0.00
3/27 ARM (Libor)	627	116,491,929.48	12.00	7.180	100.00	623	80.67	56.53	30.39
5/25 ARM (Libor)	76	16,466,877.94	1.70	6.667	100.00	643	80.17	61.20	19.58
Balloon	640	37,869,348.72	3.90	9.880	0.00	666	98.81	71.93	0.13
Fixed Rate	697	102,690,730.62	10.58	7.385	0.00	632	79.89	70.43	34.04
Subtotal (Non-IOs):	5,498	$970,799,424.52	100.00%	7.334%	85.52%	618	82.26%	62.21%	34.72%

Interest-Only Loans:
2/28 ARM (Libor)	723	$245,124,043.88	82.71%	6.695%	100.00%	664	82.48%	48.81%	25.58%
3/27 ARM (Libor)	170	47,422,328.53	16.00	6.509	100.00	656	76.62	26.20	8.89
5/25 ARM (Libor)	2	487,079.47	0.16	7.673	100.00	601	78.99	100.00	0.00
Fixed Rate	11	3,339,581.00	1.13	6.893	0.00	657	83.21	86.36	11.38
Subtotal (IO Loans):	906	$296,373,032.88	100.00%	6.669%	98.87%	662	81.55%	45.70%	22.71%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	17	$4,454,061.45	1.50%	6.988%	100.00%	650	77.96%	11.83%	12.25%
36	18	3,724,583.70	1.26	6.876	100.00	645	82.77	33.42	20.08
60	868	287,228,787.73	96.91	6.660	98.89	663	81.59	46.54	22.98
120	3	965,600.00	0.33	6.965	83.26	740	80.00	0.00	0.00
Total:	906	$296,373,032.88	100.00%	6.669%	98.87%	662	81.55%	45.70%	22.71%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	692	$24,427,072.95	1.93%	9.933%	31.22%	631	91.60%	63.90%	9.74%
50,000.01 - 100,000.00	1,200	91,079,665.27	7.19	8.242	70.97	624	84.91	73.97	20.90
100,000.01 - 150,000.00	1,261	157,724,500.50	12.45	7.482	82.49	623	82.56	70.01	29.77
150,000.01 - 200,000.00	891	154,385,081.64	12.18	7.149	89.75	621	80.62	62.46	35.11
200,000.01 - 250,000.00	595	133,372,752.48	10.53	7.074	92.43	622	79.99	55.04	30.96
250,000.01 - 300,000.00	448	122,472,965.69	9.67	7.056	91.13	625	81.71	52.24	38.67
300,000.01 - 350,000.00	278	90,710,052.86	7.16	7.021	95.26	627	81.63	44.10	38.02
350,000.01 - 400,000.00	342	128,963,636.76	10.18	6.909	93.30	635	83.39	49.17	39.42
400,000.01 - 450,000.00	235	100,036,936.11	7.89	6.838	92.28	634	82.92	53.55	38.59
450,000.01 - 500,000.00	174	82,932,863.26	6.54	6.730	93.67	635	82.16	58.61	34.37
500,000.01 - 550,000.00	89	46,852,024.05	3.70	6.848	94.32	643	83.90	59.49	41.53
550,000.01 - 600,000.00	86	49,740,352.07	3.93	6.900	92.98	643	82.92	51.31	42.83
600,000.01 - 650,000.00	33	20,849,091.13	1.65	6.963	100.00	618	83.05	72.53	0.00
>= 650,000.01	80	63,625,462.63	5.02	6.792	93.42	634	76.26	59.83	0.00
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	5,620	$1,223,536,576.65	96.56%	7.075%	91.81%	627	81.47%	58.06%	33.05%
2nd Lien	784	43,635,880.75	3.44	10.069	0.00	665	99.45	66.43	0.00
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,675	$584,531,331.57	46.13%	7.127%	88.28%	608	78.90%	60.80%	32.19%
Purchase	3,187	566,878,085.53	44.74	7.247	89.56	653	85.30	54.92	30.30
Rate/Term Refinance	336	72,907,250.69	5.75	7.045	86.55	615	82.15	60.60	38.49
Debt Consolidation	206	42,855,789.61	3.38	7.201	85.05	597	83.14	66.46	38.25
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,670	$1,151,648,838.81	90.88%	7.137%	88.44%	626	82.05%	58.33%	30.45%
Investment	646	96,382,563.08	7.61	7.695	91.32	648	83.06	63.03	50.28
Second Home	88	19,141,055.51	1.51	7.042	87.69	667	79.71	36.11	27.19
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	723	$43,159,057.12	3.41%	9.700%	0.13%	660	96.75%	72.21%	3.44%
181 - 240	24	1,753,909.61	0.14	9.104	0.00	645	91.17	53.26	33.51
241 - 360	5,657	1,222,259,490.67	96.46	7.087	91.90	627	81.56	57.87	32.92
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	723	$43,159,057.12	3.41%	9.700%	0.13%	660	96.75%	72.21%	3.44%
181 - 240	24	1,753,909.61	0.14	9.104	0.00	645	91.17	53.26	33.51
241 - 360	5,657	1,222,259,490.67	96.46	7.087	91.90	627	81.56	57.87	32.92
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,798	$518,893,866.72	40.95%	6.893%	89.51%	631	81.07%	57.29%	29.25%
FL	665	95,195,257.05	7.51	7.458	87.21	626	82.95	56.42	32.78
IL	399	69,140,191.32	5.46	7.502	93.83	625	84.11	59.42	43.60
NY	187	63,127,045.58	4.98	7.244	89.33	630	82.14	38.04	41.83
NV	202	46,639,271.17	3.68	7.100	90.74	633	80.86	52.11	29.04
AZ	249	36,821,116.81	2.91	7.123	88.83	635	83.85	63.06	31.30
NJ	135	36,304,602.04	2.87	7.579	89.19	610	79.50	41.23	30.16
TX	294	32,355,573.20	2.55	8.002	76.28	616	82.83	59.45	32.57
MN	157	28,899,558.87	2.28	7.146	93.34	638	83.86	57.64	39.13
MD	130	26,660,545.88	2.10	7.339	96.02	614	81.42	55.63	31.16
Other	2,188	313,135,428.76	24.71	7.357	86.17	627	83.16	67.10	31.52
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	300	$55,662,158.78	4.55%	6.908%	82.56%	599	49.72%	51.43%	0.00%
60.01 - 70.00%	452	101,008,354.70	8.26	6.974	85.78	594	66.56	49.06	0.00
70.01 – 80.00%	2,424	540,768,420.71	44.20	6.792	93.65	632	78.88	53.77	0.00
80.01 – 85.00%
With MI:	479	107,201,498.20	8.76	7.351	89.94	609	84.48	60.96	100.00
Without MI:	151	33,935,916.03	2.77	7.541	95.83	595	84.36	67.35	0.00
85.01 – 90.00%
With MI:	787	172,238,133.59	14.08	7.264	91.61	630	89.72	63.31	100.00
Without MI:	279	52,509,724.08	4.29	7.414	93.47	627	89.62	77.07	0.00
90.01 – 95.00%
With MI:	363	83,479,240.71	6.82	7.316	92.33	643	94.65	71.73	100.00
Without MI:	92	21,539,514.00	1.76	7.363	93.69	641	94.82	62.23	0.00
95.01 – 100.00%
With MI:	192	41,475,791.78	3.39	7.892	90.98	682	99.94	54.13	100.00
Without MI:	101	13,717,824.07	1.12	8.291	97.98	649	99.69	58.35	0.00
Subtotal (First Lien):	5,620	$1,223,536,576.65	100.00%	7.075%	91.81%	627	81.47%	58.06%	33.05%

Second Lien Loans:
< = 60.00%	1	$62,919.68	0.14%	8.250%	0.00%	721	58.02%	0.00%	0.00%
70.01 – 80.00%	1	49,941.08	0.11	10.850	0.00	586	76.11	100.00	0.00
80.01 – 85.00%	4	469,305.40	1.08	10.133	0.00	645	84.83	75.14	0.00
85.01 – 90.00%	6	249,008.42	0.57	10.706	0.00	672	89.56	19.84	0.00
90.01 – 95.00%	28	1,336,985.05	3.06	10.621	0.00	689	94.63	12.52	0.00
95.01 – 100.00%	744	41,467,721.12	95.03	10.049	0.00	664	99.92	68.41	0.00
Subtotal (Second Lien):	784	$43,635,880.75	100.00%	10.069%	0.00%	665	99.45%	66.43%	0.00%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	2,118	$459,264,076.93	37.54%	7.309%	90.18%	629	85.46%	61.96%	87.88%
60.01 - 70.00%	455	101,801,100.83	8.32	6.968	85.89	594	66.79	49.46	0.78
70.01 – 80.00%	2,424	540,768,420.71	44.20	6.792	93.65	632	78.88	53.77	0.00
80.01 – 85.00%	151	33,935,916.03	2.77	7.541	95.83	595	84.36	67.35	0.00
85.01 – 90.00%	279	52,509,724.08	4.29	7.414	93.47	627	89.62	77.07	0.00
90.01 – 95.00%	92	21,539,514.00	1.76	7.363	93.69	641	94.82	62.23	0.00
95.01 – 100.00%	101	13,717,824.07	1.12	8.291	97.98	649	99.69	58.35	0.00
Subtotal (First Lien):	5,620	$1,223,536,576.65	100.00%	7.075%	91.81%	627	81.47%	58.06%	33.05%

Second Lien Loans:
< = 60.00%	1	$62,919.68	0.14%	8.250%	0.00%	721	58.02%	0.00%	0.00%
70.01 – 80.00%	1	49,941.08	0.11	10.850	0.00	586	76.11	100.00	0.00
80.01 – 85.00%	4	469,305.40	1.08	10.133	0.00	645	84.83	75.14	0.00
85.01 – 90.00%	6	249,008.42	0.57	10.706	0.00	672	89.56	19.84	0.00
90.01 – 95.00%	28	1,336,985.05	3.06	10.621	0.00	689	94.63	12.52	0.00
95.01 – 100.00%	744	41,467,721.12	95.03	10.049	0.00	664	99.92	68.41	0.00
Subtotal (Second Lien):	784	$43,635,880.75	100.00%	10.069%	0.00%	665	99.45%	66.43%	0.00%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	295	$54,473,101.24	4.45%	6.905%	82.96%	598	49.61%	51.84%	0.00%
60.01 - 70.00%	418	91,590,797.80	7.49	7.004	84.63	588	66.39	51.45	0.00
70.01 – 80.00%	1,086	243,602,421.11	19.91	7.103	91.68	597	77.64	54.76	0.00
80.01 – 85.00%
With MI:	451	102,350,834.87	8.37	7.322	89.46	610	84.48	61.03	100.00
Without MI:	133	34,196,805.42	2.79	7.366	94.17	599	82.68	62.11	0.00
85.01 – 90.00%
With MI:	743	164,875,117.55	13.48	7.238	91.63	630	89.69	63.48	100.00
Without MI:	304	71,462,615.60	5.84	7.047	94.47	634	85.62	59.87	0.00
90.01 – 95.00%
With MI:	396	88,623,867.89	7.24	7.351	92.29	641	94.23	71.45	100.00
Without MI:	199	45,264,113.21	3.70	7.132	92.22	646	86.93	53.45	0.00
95.01 – 100.00%
With MI:	231	48,544,843.97	3.97	7.890	91.82	676	98.26	54.15	100.00
Without MI:	1,364	278,552,057.99	22.77	6.653	95.77	661	80.96	56.25	0.00
Subtotal (First Lien):	5,620	$1,223,536,576.65	100.00%	7.075%	91.81%	627	81.47%	58.06%	33.05%

Second Lien Loans:
< = 60.00%	1	$62,919.68	0.14%	8.250%	0.00%	721	58.02%	0.00%	0.00%
70.01 – 80.00%	1	49,941.08	0.11	10.850	0.00	586	76.11	100.00	0.00
80.01 – 85.00%	4	469,305.40	1.08	10.133	0.00	645	84.83	75.14	0.00
85.01 – 90.00%	6	249,008.42	0.57	10.706	0.00	672	89.56	19.84	0.00
90.01 – 95.00%	28	1,336,985.05	3.06	10.621	0.00	689	94.63	12.52	0.00
95.01 – 100.00%	744	41,467,721.12	95.03	10.049	0.00	664	99.92	68.41	0.00
Subtotal (Second Lien):	784	$43,635,880.75	100.00%	10.069%	0.00%	665	99.45%	66.43%	0.00%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	217	$38,851,654.86	3.07%	8.152%	94.53%	512	72.86%	71.96%	12.17%
521 - 540	353	70,074,723.06	5.53	7.766	94.68	531	75.85	73.77	19.71
541 - 560	428	81,918,852.59	6.46	7.532	91.69	551	77.99	73.71	27.38
561 - 580	463	94,358,962.82	7.45	7.336	93.33	571	79.39	71.89	37.24
581 - 600	622	119,659,140.95	9.44	7.290	89.51	591	81.01	70.75	34.08
601 - 620	892	160,120,084.29	12.64	7.196	85.40	611	83.60	69.24	36.15
621 - 640	909	180,717,389.68	14.26	6.986	88.61	631	82.81	55.71	33.57
641 - 660	804	168,363,045.58	13.29	6.968	90.29	650	83.37	49.18	33.13
661 - 680	561	117,614,235.26	9.28	6.985	85.83	669	83.56	43.81	28.09
681 - 700	431	82,171,698.45	6.48	7.071	84.09	689	85.71	44.62	35.18
701 - 720	270	53,961,741.39	4.26	7.006	84.83	709	84.75	43.60	30.88
721 - 740	196	39,378,492.67	3.11	6.907	86.50	730	85.63	41.81	32.34
741 - 760	150	34,896,096.96	2.75	6.917	85.33	751	85.95	36.77	41.49
761 - 780	72	16,637,472.17	1.31	6.823	83.13	771	84.47	43.29	28.31
>= 781	36	8,448,866.67	0.67	6.893	89.03	787	82.19	50.88	31.35
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628%	82.09%	58.35%	31.91%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,848	$925,734,280.02	73.06%	7.183%	88.39%	626	81.89%	58.18%	31.66%
PUD	705	171,040,106.49	13.50	7.074	89.39	630	82.65	61.56	27.84
2-4 Family	433	99,033,026.87	7.82	7.273	90.45	639	81.69	53.84	40.25
Condo	417	71,158,697.77	5.62	7.239	87.68	639	83.96	59.32	33.49
Manufactured Housing	1	206,346.25	0.02	6.250	100.00	717	80.00	0.00	0.00
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628%	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$247,330,295.46	$48,588,198.37	$637,483,015.30	$8,948,697.51	$0.00	$0.00	$942,350,206.64
3/27 ARM (Libor)	58,087,775.62	2,868,703.98	3,262,752.64	99,695,025.77	0.00	0.00	163,914,258.01
Fixed Rate	14,105,714.06	6,729,734.47	8,402,892.00	74,804,696.79	0.00	1,987,274.30	106,030,311.62
Balloon	8,312,011.13	975,755.69	24,854,344.92	3,727,236.98	0.00	0.00	37,869,348.72
5/25 ARM (Libor)	1,993,259.58	2,055,780.65	231,606.80	11,824,076.49	0.00	849,233.89	16,953,957.41
2/13 ARM (Libor)	0.00	54,375.00	0.00	0.00	0.00	0.00	54,375.00
Total:	$329,829,055.85	$61,272,548.16	$674,234,611.66	$198,999,733.54	$0.00	$2,836,508.19	$1,267,172,457.40

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.25%	5.16%	67.65%	0.95%	0.00%	0.00%	74.37%
3/27 ARM (Libor)	35.44	1.75	1.99	60.82	0.00	0.00	12.94
Fixed Rate	13.30	6.35	7.92	70.55	0.00	1.87	8.37
Balloon	21.95	2.58	65.63	9.84	0.00	0.00	2.99
5/25 ARM (Libor)	11.76	12.13	1.37	69.74	0.00	5.01	1.34
2/13 ARM (Libor)	0.00	100.00	0.00	0.00	0.00	0.00	0.00
Total:	26.03%	4.84%	53.21%	15.70%	0.00%	0.22%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,115	$826,746,337.60	65.24%	7.078%	86.86%	625	82.06%	62.36%	32.66%
None	1,597	329,829,055.85	26.03	7.455	93.20	629	82.11	49.34	33.41
6 Mo. Int. on 80% of UPB	399	67,248,892.18	5.31	6.950	89.56	653	82.48	53.33	17.78
1% of Amount Prepaid	103	13,756,426.36	1.09	7.470	94.72	612	84.14	72.41	39.38
6 Mo. Int. on UPB	65	9,915,505.41	0.78	7.174	88.14	661	83.40	33.30	20.52
Other	125	19,676,240.00	1.55	7.354	80.05	631	79.54	60.82	24.25
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628%	82.09%	58.35%	31.91%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,010	$739,388,089.06	58.35%	7.103%	86.14%	616	83.03%	100.00%	34.72%
Stated	2,000	424,755,362.90	33.52	7.387	91.54	644	82.02	0.00	31.46
Limited	304	76,734,589.36	6.06	6.935	93.22	642	78.05	0.00	18.31
No Documentation	90	26,294,416.08	2.08	6.637	98.82	666	68.66	0.00	0.00
Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628%	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	5	$557,418.60	0.08%	8.083%	76.93%	592	86.51%	100.00%	0.00%
5.01 - 10.00	23	5,671,922.83	0.77	6.985	79.18	658	82.43	100.00	24.62
10.01 - 15.00	43	5,080,398.21	0.69	7.458	74.70	623	81.33	100.00	22.94
15.01 - 20.00	119	16,458,359.77	2.23	7.242	79.77	628	82.24	100.00	50.58
20.01 - 25.00	205	31,499,485.07	4.26	7.273	79.30	617	81.70	100.00	26.85
25.01 - 30.00	349	58,267,803.48	7.88	7.167	86.55	614	82.77	100.00	36.03
30.01 - 35.00	515	83,099,265.40	11.24	7.228	83.04	617	82.85	100.00	38.02
35.01 - 40.00	664	118,333,843.80	16.00	7.135	84.94	619	83.38	100.00	32.85
40.01 - 45.00	855	162,288,284.79	21.95	7.099	85.27	621	83.78	100.00	33.46
45.01 - 50.00	918	190,614,383.77	25.78	7.004	89.44	615	83.41	100.00	36.98
50.01 - 55.00	301	65,605,707.98	8.87	7.003	90.60	594	80.82	100.00	32.22
55.01 - 60.00	13	1,911,215.36	0.26	6.570	96.71	639	84.99	100.00	0.00
Subtotal (Full Doc):	4,010	$739,388,089.06	100.00%	7.103%	86.14%	616	83.03%	100.00%	34.72%

Non-Full Doc Loans:
<= 0.00	122	$33,271,677.13	6.30%	6.751%	96.73%	663	70.55%	0.00%	0.00%
0.01 - 5.00	3	359,838.32	0.07	9.234	100.00	636	80.23	0.00	42.52
5.01 - 10.00	8	660,612.22	0.13	8.162	75.89	698	89.05	0.00	68.33
10.01 - 15.00	31	4,566,464.43	0.87	7.628	88.82	626	73.62	0.00	27.99
15.01 - 20.00	60	9,270,666.24	1.76	7.619	87.12	645	76.55	0.00	36.03
20.01 - 25.00	106	16,597,887.04	3.14	7.407	90.71	636	80.66	0.00	31.34
25.01 - 30.00	159	28,093,525.27	5.32	7.393	87.94	639	81.87	0.00	33.69
30.01 - 35.00	244	52,146,663.23	9.88	7.283	91.73	636	79.27	0.00	30.02
35.01 - 40.00	430	96,081,883.09	18.20	7.299	92.83	637	81.35	0.00	29.00
40.01 - 45.00	586	126,380,910.01	23.95	7.318	91.48	646	81.90	0.00	26.26
45.01 - 50.00	543	133,507,138.19	25.30	7.265	93.06	653	82.65	0.00	33.12
50.01 - 55.00	98	25,722,347.19	4.87	7.427	91.15	631	81.30	0.00	26.63
55.01 - 60.00	4	1,124,755.98	0.21	6.981	94.67	660	77.21	0.00	0.00
Subtotal (Non-Full Doc):	2,394	$527,784,368.34	100.00%	7.284%	92.15%	645	80.78%	0.00%	27.98%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	133	$35,881,735.45	3.19%	5.349%	100.00%	656	77.01%	84.64%	8.68%
5.501 - 6.000	465	125,306,820.40	11.16	5.834	100.00	656	77.92	69.84	12.52
6.001 - 6.500	713	182,101,600.88	16.21	6.322	100.00	643	79.35	58.00	21.16
6.501 - 7.000	1,022	266,682,603.63	23.74	6.805	100.00	633	80.91	53.22	32.73
7.001 - 7.500	795	186,201,217.06	16.58	7.308	100.00	620	83.28	51.41	38.79
7.501 - 8.000	846	173,917,279.09	15.48	7.790	100.00	610	84.93	51.32	48.12
8.001 - 8.500	439	73,897,361.41	6.58	8.271	100.00	600	85.39	58.06	50.84
8.501 - 9.000	302	44,312,520.49	3.94	8.782	100.00	587	84.90	55.70	44.38
9.001 - 9.500	172	19,591,499.82	1.74	9.277	100.00	579	83.51	53.75	35.99
9.501 - 10.000	101	10,869,291.71	0.97	9.800	100.00	577	82.78	51.93	33.70
10.001 - 10.500	38	2,711,566.03	0.24	10.259	100.00	560	81.74	59.64	10.61
10.501 - 11.000	20	1,297,933.53	0.12	10.729	100.00	566	80.24	70.60	16.02
>= 11.001	10	501,367.56	0.04	11.295	100.00	544	68.38	46.42	0.00
Subtotal (ARM Loans):	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Fixed Rate Loans:
<= 5.500	1	$67,500.00	0.05%	5.250%	0.00%	752	75.00%	100.00%	0.00%
5.501 - 6.000	24	5,927,185.85	4.12	5.950	0.00	682	76.55	87.77	30.17
6.001 - 6.500	76	19,780,244.28	13.75	6.331	0.00	645	76.43	83.70	25.13
6.501 - 7.000	137	31,686,869.48	22.02	6.797	0.00	630	77.96	76.30	32.70
7.001 - 7.500	105	18,604,191.69	12.93	7.328	0.00	624	78.46	66.65	40.01
7.501 - 8.000	80	11,012,298.31	7.65	7.808	0.00	624	82.48	63.67	44.66
8.001 - 8.500	51	5,371,396.34	3.73	8.314	0.00	622	81.24	65.02	37.90
8.501 - 9.000	182	15,994,388.84	11.11	8.931	0.00	680	95.95	87.75	15.02
9.001 - 9.500	132	8,490,347.01	5.90	9.419	0.00	646	95.48	85.28	8.36
9.501 - 10.000	132	7,052,342.33	4.90	9.844	0.00	642	95.51	56.42	9.32
10.001 - 10.500	106	5,328,028.49	3.70	10.402	0.00	639	97.60	66.20	1.12
10.501 - 11.000	172	8,606,018.42	5.98	10.916	0.00	651	98.49	38.71	0.47
>= 11.001	150	5,978,849.30	4.15	11.839	0.00	631	98.93	24.01	0.00
Subtotal (Fixed Rate):	1,348	$143,899,660.34	100.00%	8.030%	0.00%	641	84.94%	71.20%	24.59%

Total:	6,404	$1,267,172,457.40	100.00%	7.178%	88.64%	628	82.09%	58.35%	31.91%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1	$171,245.98	0.02%	6.325%	100.00%	564	90.00%	100.00%	100.00%
3.001 - 3.500	3	541,520.88	0.05	6.986	100.00	634	84.15	41.72	58.28
3.501 - 4.000	7	1,331,325.25	0.12	6.991	100.00	695	74.41	49.67	10.69
4.001 - 4.500	31	8,195,242.98	0.73	6.414	100.00	619	71.75	62.66	3.44
4.501 - 5.000	522	131,222,100.97	11.68	6.662	100.00	641	76.80	37.62	17.78
5.001 - 5.500	448	99,646,065.35	8.87	6.711	100.00	621	82.08	68.38	35.65
5.501 - 6.000	1,193	286,350,658.57	25.49	6.777	100.00	635	81.15	63.29	32.75
6.001 - 6.500	1,626	362,831,718.13	32.30	7.178	100.00	622	83.50	55.66	39.48
6.501 - 7.000	916	188,652,255.27	16.79	7.529	100.00	621	82.11	54.38	29.24
7.001 - 7.500	123	18,808,536.70	1.67	7.718	100.00	618	82.89	55.08	34.50
7.501 - 8.000	72	10,369,485.09	0.92	8.172	100.00	603	86.12	68.86	35.90
8.001 - 8.500	64	9,114,163.84	0.81	8.637	100.00	585	86.96	61.73	50.20
8.501 - 9.000	25	3,070,102.55	0.27	9.140	100.00	575	86.88	71.87	32.65
9.001 - 9.500	15	1,843,784.86	0.16	9.529	100.00	592	88.96	80.91	39.94
9.501 - 10.000	9	1,073,610.37	0.10	9.889	100.00	565	85.97	52.11	43.77
>= 10.001	1	50,980.27	0.00	10.625	100.00	527	85.00	100.00	100.00
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$277,699.31	0.02%	7.250%	100.00%	568	85.00%	100.00%	100.00%
1.500	22	5,573,982.74	0.50	6.914	100.00	626	79.02	23.10	20.34
2.000	2,604	638,894,547.76	56.88	7.033	100.00	627	81.64	55.23	35.87
3.000	2,425	476,914,647.25	42.46	7.122	100.00	625	81.87	59.24	29.02
7.000	4	1,611,920.00	0.14	6.537	100.00	720	80.00	0.00	0.00
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4,785	$1,042,268,743.90	92.79%	7.115%	100.00%	624	82.38%	60.00%	34.98%
1.500	28	6,642,080.40	0.59	6.934	100.00	630	79.23	25.60	21.25
2.000	241	74,106,848.63	6.60	6.436	100.00	656	72.73	12.92	3.75
6.000	2	255,124.13	0.02	7.874	100.00	620	86.65	100.00	76.26
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	6	$2,170,275.00	0.19%	5.363%	100.00%	693	79.89%	65.67%	0.00%
11.001 - 11.500	76	20,566,823.45	1.83	5.469	100.00	650	76.69	78.75	9.65
11.501 - 12.000	257	67,241,390.11	5.99	5.857	100.00	659	77.57	57.57	10.55
12.001 - 12.500	363	89,241,031.40	7.94	6.186	100.00	644	78.05	57.28	16.77
12.501 - 13.000	643	169,232,503.13	15.07	6.470	100.00	639	78.46	59.11	19.83
13.001 - 13.500	746	185,878,032.36	16.55	6.741	100.00	633	81.23	58.39	26.58
13.501 - 14.000	936	221,477,116.84	19.72	7.087	100.00	626	83.05	56.77	39.74
14.001 - 14.500	610	128,316,198.84	11.42	7.472	100.00	619	84.21	51.99	45.73
14.501 - 15.000	613	121,050,302.40	10.78	7.894	100.00	609	85.24	52.40	52.52
15.001 - 15.500	357	59,509,290.86	5.30	8.397	100.00	597	85.41	56.93	50.38
15.501 - 16.000	231	34,496,720.58	3.07	8.880	100.00	585	84.96	52.96	44.28
16.001 - 16.500	112	12,931,695.44	1.15	9.364	100.00	568	81.65	56.31	28.04
16.501 - 17.000	70	8,509,824.85	0.76	9.813	100.00	578	82.77	47.77	30.72
17.001 - 17.500	19	1,559,725.00	0.14	10.251	100.00	528	77.42	58.82	9.93
17.501 - 18.000	8	626,224.95	0.06	10.715	100.00	521	72.98	66.15	15.04
18.001 - 18.500	5	306,000.00	0.03	11.083	100.00	542	64.86	64.38	0.00
18.501 - 19.000	3	130,850.00	0.01	11.640	100.00	554	74.98	0.00	0.00
19.001 - 19.500	1	28,791.85	0.00	12.050	100.00	550	80.00	0.00	0.00
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	353	$96,935,999.75	8.63%	6.322%	100.00%	656	74.22%	29.65%	4.71%
5.501 - 6.000	359	92,924,113.02	8.27	5.922	100.00	654	78.25	75.31	14.19
6.001 - 6.500	715	185,066,624.15	16.48	6.252	100.00	643	80.25	64.19	24.20
6.501 - 7.000	1,021	261,036,463.31	23.24	6.774	100.00	631	81.73	59.45	33.87
7.001 - 7.500	753	173,507,230.53	15.45	7.316	100.00	618	83.63	53.83	40.56
7.501 - 8.000	817	166,838,826.51	14.85	7.792	100.00	609	85.10	52.46	48.74
8.001 - 8.500	420	70,166,912.54	6.25	8.275	100.00	601	85.49	58.56	52.35
8.501 - 9.000	289	43,081,850.58	3.84	8.785	100.00	585	84.86	55.52	44.21
9.001 - 9.500	165	18,769,599.48	1.67	9.279	100.00	579	83.32	54.30	35.80
9.501 - 10.000	99	10,581,422.54	0.94	9.807	100.00	578	82.49	50.99	32.25
10.001 - 10.500	36	2,607,637.64	0.23	10.255	100.00	561	81.80	62.02	11.04
10.501 - 11.000	19	1,254,749.45	0.11	10.725	100.00	567	79.90	69.59	13.13
11.001 - 11.500	6	341,725.71	0.03	11.099	100.00	539	64.88	68.10	0.00
11.501 - 12.000	3	130,850.00	0.01	11.640	100.00	554	74.98	0.00	0.00
12.001 - 12.500	1	28,791.85	0.00	12.050	100.00	550	80.00	0.00	0.00
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	2	$135,730.24	0.01%	8.306%	100.00%	655	77.50%	55.50%	0.00%
13 - 24	4,161	937,112,601.59	83.43	7.091	100.00	625	82.14	58.13	34.68
25 - 36	801	164,985,343.81	14.69	6.995	100.00	632	79.77	49.06	24.41
37 >=	92	21,039,121.42	1.87	6.669	100.00	645	78.52	53.27	18.00
Total:	5,056	$1,123,272,797.06	100.00%	7.069%	100.00%	626	81.73%	56.70%	32.85%

SAIL 2005-2 Collateral Summary – Group 2

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,499	$417,500,193.10	69.90%	7.321%	100.00%	608	81.17%	61.36%	33.59%
3/27 ARM (Libor)	460	75,900,337.31	12.71	7.246	100.00	619	81.35	65.52	30.39
5/25 ARM (Libor)	56	9,197,484.40	1.54	6.682	100.00	641	77.25	61.31	29.11
Balloon	126	6,440,868.49	1.08	9.819	0.00	651	97.02	69.81	8.11
Fixed Rate	654	88,279,333.09	14.78	7.288	0.00	628	77.26	69.84	31.63
Subtotal (Non-IOs):	3,795	$597,318,216.39	100.00%	7.324%	84.14%	613	80.72%	63.24%	32.55%

Interest-Only Loans:
2/28 ARM (Libor)	697	$152,271,714.79	82.35%	6.711%	100.00%	656	82.46%	45.64%	22.27%
3/27 ARM (Libor)	150	30,143,012.97	16.30	6.448	100.00	656	81.29	36.24	17.18
5/25 ARM (Libor)	1	215,000.00	0.12	6.815	100.00	643	87.76	100.00	100.00
Fixed Rate	10	2,282,239.50	1.23	6.801	0.00	638	79.80	66.99	22.48
Subtotal (IO Loans):	858	$184,911,967.26	100.00%	6.669%	98.77%	656	82.24%	44.44%	21.53%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	22	$3,506,368.54	1.90%	7.329%	100.00%	647	81.20%	22.18%	12.10%
36	14	2,768,284.94	1.50	6.653	100.00	651	78.93	16.04	0.00
60	819	178,215,793.78	96.38	6.657	98.72	656	82.31	45.36	22.05
120	3	421,520.00	0.23	6.586	100.00	663	82.20	23.72	23.72
Total:	858	$184,911,967.26	100.00%	6.669%	98.77%	656	82.24%	44.44%	21.53%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	290	$10,830,391.96	1.38%	9.596%	46.01%	610	83.16%	64.70%	10.51%
50,000.01 - 100,000.00	889	68,241,770.43	8.72	7.839	74.73	614	80.89	72.75	19.03
100,000.01 - 150,000.00	1,085	135,596,964.51	17.33	7.261	86.93	620	80.95	68.88	29.99
150,000.01 - 200,000.00	936	164,246,723.91	21.00	7.136	86.07	620	80.39	60.35	30.87
200,000.01 - 250,000.00	576	129,221,875.92	16.52	6.964	92.43	627	80.44	56.80	29.44
250,000.01 - 300,000.00	439	120,915,771.66	15.46	6.999	93.32	623	81.02	49.83	29.07
300,000.01 - 350,000.00	305	98,870,113.14	12.64	6.969	91.91	629	81.99	47.80	32.17
350,000.01 - 400,000.00	75	27,296,804.98	3.49	6.925	90.57	634	82.22	44.92	38.87
400,000.01 - 450,000.00	27	11,451,162.34	1.46	7.070	74.23	638	83.12	54.89	44.22
450,000.01 - 500,000.00	20	9,547,648.16	1.22	6.776	85.20	642	82.76	65.65	39.67
500,000.01 - 550,000.00	7	3,661,100.34	0.47	7.470	85.99	638	91.39	71.62	85.26
550,000.01 - 600,000.00	3	1,726,384.01	0.22	6.673	100.00	667	89.33	100.00	66.93
600,000.01 - 650,000.00	1	623,472.29	0.08	5.670	100.00	661	80.00	100.00	0.00
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,499	$775,599,131.32	99.15%	7.143%	88.35%	623	80.93%	58.77%	30.20%
2nd Lien	154	6,631,052.33	0.85	10.275	0.00	653	98.59	61.04	0.00
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,083	$364,607,750.84	46.61%	7.218%	82.89%	602	78.59%	64.97%	32.26%
Purchase	2,217	361,718,262.57	46.24	7.113	92.67	648	83.62	51.42	27.08
Rate/Term Refinance	277	43,656,386.99	5.58	7.233	85.33	604	80.93	64.11	32.48
Debt Consolidation	76	12,247,783.25	1.57	7.146	86.30	595	80.89	73.64	36.30
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,088	$698,263,053.24	89.27%	7.107%	87.36%	621	81.01%	59.57%	28.47%
Investment	501	74,433,919.80	9.52	7.786	90.28	637	81.98	54.58	45.52
Second Home	64	9,533,210.61	1.22	6.939	84.47	665	79.32	34.42	16.58
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	178	$11,636,067.21	1.49%	8.898%	0.00%	628	88.79%	68.62%	19.69%
181 - 240	11	1,486,257.81	0.19	6.915	0.00	615	74.04	67.19	34.43
241 - 360	4,464	769,107,858.63	98.32	7.143	89.09	623	80.98	58.63	30.09
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	178	$11,636,067.21	1.49%	8.898%	0.00%	628	88.79%	68.62%	19.69%
181 - 240	11	1,486,257.81	0.19	6.915	0.00	615	74.04	67.19	34.43
241 - 360	4,464	769,107,858.63	98.32	7.143	89.09	623	80.98	58.63	30.09
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,115	$258,749,915.10	33.08%	6.826%	91.03%	627	79.01%	51.34%	25.01%
FL	449	63,378,759.54	8.10	7.378	84.81	620	81.50	52.01	27.11
IL	326	54,390,001.49	6.95	7.423	92.55	622	83.57	62.31	42.15
NY	140	34,761,871.60	4.44	7.313	77.22	617	80.26	51.13	38.94
AZ	205	29,304,015.35	3.75	7.013	90.42	628	81.90	66.38	27.15
MN	155	26,083,237.81	3.33	7.166	97.99	629	84.69	62.76	45.79
NV	135	25,046,783.61	3.20	7.026	95.37	630	82.24	62.20	30.23
TX	217	23,256,661.45	2.97	7.986	70.96	624	83.12	52.32	29.86
MI	182	21,447,290.30	2.74	7.598	91.67	613	83.45	64.26	29.39
CO	123	20,355,455.20	2.60	6.886	87.64	633	81.70	64.00	23.74
Other	1,606	225,456,192.20	28.82	7.358	83.74	619	81.72	67.44	31.19
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	238	$34,115,190.23	4.40%	7.186%	68.56%	584	48.98%	58.81%	0.00%
60.01 - 70.00%	317	52,688,029.40	6.79	7.181	79.02	582	66.17	60.91	0.00
70.01 – 80.00%	2,284	399,825,302.62	51.55	6.873	91.01	630	79.11	52.89	0.00
80.01 – 85.00%
With MI:	372	68,180,488.69	8.79	7.417	84.55	606	84.47	64.72	100.00
Without MI:	120	16,858,398.39	2.17	7.633	93.20	604	84.39	64.79	0.00
85.01 – 90.00%
With MI:	593	109,568,849.34	14.13	7.383	88.88	628	89.74	66.69	100.00
Without MI:	167	24,078,108.15	3.10	7.708	91.62	610	89.69	72.49	0.00
90.01 – 95.00%
With MI:	186	36,276,438.98	4.68	7.415	89.15	643	94.81	67.19	100.00
Without MI:	37	5,995,979.18	0.77	7.468	100.00	624	94.71	70.38	0.00
95.01 – 100.00%
With MI:	113	20,203,183.16	2.60	7.989	88.61	680	99.88	61.23	100.00
Without MI:	72	7,809,163.18	1.01	8.242	93.59	651	100.00	72.63	0.00
Subtotal (First Lien):	4,499	$775,599,131.32	100.00%	7.143%	88.35%	623	80.93%	58.77%	30.20%

Second Lien Loans:
60.01 - 70.00%	2	$105,968.32	1.60%	11.851%	0.00%	602	63.94%	100.00%	0.00%
70.01 – 80.00%	2	72,931.88	1.10	9.776	0.00	614	78.81	41.10	0.00
80.01 – 85.00%	1	90,627.03	1.37	11.000	0.00	670	85.00	0.00	0.00
85.01 – 90.00%	5	188,986.87	2.85	10.195	0.00	672	88.13	0.00	0.00
90.01 – 95.00%	2	48,017.01	0.72	9.614	0.00	682	95.00	38.49	0.00
95.01 – 100.00%	142	6,124,521.22	92.36	10.250	0.00	653	99.98	63.57	0.00
Subtotal (Second Lien):	154	$6,631,052.33	100.00%	10.275%	0.00%	653	98.59%	61.04%	0.00%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,499	$267,657,750.40	34.51%	7.418%	85.17%	623	84.66%	64.98%	87.25%
60.01 - 70.00%	320	53,374,429.40	6.88	7.175	79.29	582	66.45	60.31	1.29
70.01 – 80.00%	2,284	399,825,302.62	51.55	6.873	91.01	630	79.11	52.89	0.00
80.01 – 85.00%	120	16,858,398.39	2.17	7.633	93.20	604	84.39	64.79	0.00
85.01 – 90.00%	167	24,078,108.15	3.10	7.708	91.62	610	89.69	72.49	0.00
90.01 – 95.00%	37	5,995,979.18	0.77	7.468	100.00	624	94.71	70.38	0.00
95.01 – 100.00%	72	7,809,163.18	1.01	8.242	93.59	651	100.00	72.63	0.00
Subtotal (First Lien):	4,499	$775,599,131.32	100.00%	7.143%	88.35%	623	80.93%	58.77%	30.20%

Second Lien Loans:
60.01 - 70.00%	2	$105,968.32	1.60%	11.851%	0.00%	602	63.94%	100.00%	0.00%
70.01 – 80.00%	2	72,931.88	1.10	9.776	0.00	614	78.81	41.10	0.00
80.01 – 85.00%	1	90,627.03	1.37	11.000	0.00	670	85.00	0.00	0.00
85.01 – 90.00%	5	188,986.87	2.85	10.195	0.00	672	88.13	0.00	0.00
90.01 – 95.00%	2	48,017.01	0.72	9.614	0.00	682	95.00	38.49	0.00
95.01 – 100.00%	142	6,124,521.22	92.36	10.250	0.00	653	99.98	63.57	0.00
Subtotal (Second Lien):	154	$6,631,052.33	100.00%	10.275%	0.00%	653	98.59%	61.04%	0.00%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	236	$33,658,746.80	4.34%	7.191%	68.58%	584	49.04%	59.60%	0.00%
60.01 - 70.00%	307	52,106,859.75	6.72	7.173	79.25	581	65.99	59.97	0.00
70.01 – 80.00%	921	158,018,215.89	20.37	7.292	84.81	592	77.91	54.32	0.00
80.01 – 85.00%
With MI:	345	63,815,732.40	8.23	7.380	84.52	606	84.48	64.13	100.00
Without MI:	100	14,598,865.98	1.88	7.484	92.35	603	84.15	68.87	0.00
85.01 – 90.00%
With MI:	557	103,986,101.09	13.41	7.359	88.58	628	89.69	65.67	100.00
Without MI:	191	30,361,729.44	3.91	7.416	93.35	615	86.79	62.30	0.00
90.01 – 95.00%
With MI:	220	41,197,647.61	5.31	7.504	88.54	638	93.91	69.25	100.00
Without MI:	128	20,450,886.70	2.64	7.089	95.83	648	84.76	47.64	0.00
95.01 – 100.00%
With MI:	142	25,229,479.07	3.25	7.914	90.13	671	97.62	64.26	100.00
Without MI:	1,352	232,174,866.59	29.93	6.665	94.82	654	80.64	54.28	0.00
Subtotal (First Lien):	4,499	$775,599,131.32	100.00%	7.143%	88.35%	623	80.93%	58.77%	30.20%

Second Lien Loans:
60.01 - 70.00%	2	$105,968.32	1.60%	11.851%	0.00%	602	63.94%	100.00%	0.00%
70.01 – 80.00%	2	72,931.88	1.10	9.776	0.00	614	78.81	41.10	0.00
80.01 – 85.00%	1	90,627.03	1.37	11.000	0.00	670	85.00	0.00	0.00
85.01 – 90.00%	5	188,986.87	2.85	10.195	0.00	672	88.13	0.00	0.00
90.01 – 95.00%	2	48,017.01	0.72	9.614	0.00	682	95.00	38.49	0.00
95.01 – 100.00%	142	6,124,521.22	92.36	10.250	0.00	653	99.98	63.57	0.00
Subtotal (Second Lien):	154	$6,631,052.33	100.00%	10.275%	0.00%	653	98.59%	61.04%	0.00%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	202	$31,251,751.93	4.00%	8.178%	96.65%	510	73.31%	83.50%	9.01%
521 - 540	267	43,333,829.78	5.54	7.901	91.43	531	74.94	74.85	20.14
541 - 560	370	58,755,971.28	7.51	7.723	90.53	551	77.24	74.75	34.89
561 - 580	383	61,859,964.17	7.91	7.531	83.93	571	78.42	73.87	34.35
581 - 600	456	72,584,496.21	9.28	7.314	88.44	591	80.94	73.37	30.51
601 - 620	608	97,934,002.13	12.52	7.048	83.09	610	81.60	72.97	30.62
621 - 640	668	117,069,614.53	14.97	6.985	88.63	631	82.68	52.99	32.31
641 - 660	592	101,995,684.47	13.04	6.858	89.34	650	83.08	50.72	27.27
661 - 680	408	69,625,959.37	8.90	6.854	83.49	669	82.31	41.53	29.25
681 - 700	250	44,990,826.93	5.75	6.978	87.21	689	84.01	33.15	33.59
701 - 720	185	34,072,282.75	4.36	6.874	90.38	710	84.04	22.75	33.12
721 - 740	125	22,839,532.76	2.92	6.638	89.02	730	83.63	46.89	30.23
741 - 760	87	16,481,202.61	2.11	6.748	83.14	748	84.70	45.23	37.70
761 - 780	36	6,507,573.98	0.83	6.779	84.48	769	86.25	31.84	36.40
>= 781	16	2,927,490.75	0.37	6.715	73.90	792	80.25	48.94	30.79
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,477	$555,669,865.93	71.04%	7.187%	87.01%	620	80.89%	59.84%	29.42%
2-4 Family	386	89,483,930.68	11.44	7.302	89.07	635	81.49	53.21	38.33
PUD	440	82,059,367.35	10.49	6.962	89.47	622	81.37	63.68	27.14
Condo	350	55,017,019.69	7.03	7.079	88.39	642	81.88	50.03	25.75
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$132,534,539.74	$18,957,367.11	$414,162,773.87	$4,117,227.17	$0.00	$0.00	$569,771,907.89
3/27 ARM (Libor)	34,366,160.70	1,694,942.65	2,601,380.06	67,380,866.87	0.00	0.00	106,043,350.28
Fixed Rate	13,255,292.67	7,424,772.84	5,455,822.33	64,425,684.75	0.00	0.00	90,561,572.59
5/25 ARM (Libor)	1,719,723.33	39,956.05	947,640.09	6,705,164.93	0.00	0.00	9,412,484.40
Balloon	1,818,866.42	227,341.04	2,806,811.41	1,587,849.62	0.00	0.00	6,440,868.49
Total:	$183,694,582.86	$28,344,379.69	$425,974,427.76	$144,216,793.34	$0.00	$0.00	$782,230,183.65

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	23.26%	3.33%	72.69%	0.72%	0.00%	0.00%	72.84%
3/27 ARM (Libor)	32.41	1.60	2.45	63.54	0.00	0.00	13.56
Fixed Rate	14.64	8.20	6.02	71.14	0.00	0.00	11.58
5/25 ARM (Libor)	18.27	0.42	10.07	71.24	0.00	0.00	1.20
Balloon	28.24	3.53	43.58	24.65	0.00	0.00	0.82
Total:	23.48%	3.62%	54.46%	18.44%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,881	$502,316,608.42	64.22%	7.064%	85.98%	622	80.65%	59.11%	29.83%
None	1,076	183,694,582.86	23.48	7.483	91.79	622	81.94	55.33	33.58
6 Mo. Int. on 80% of UPB	379	55,900,854.55	7.15	6.941	88.03	642	81.87	62.76	17.71
1% of Amount Prepaid	114	13,617,130.38	1.74	7.541	94.11	609	84.09	66.28	38.61
6 Mo. Int. on UPB	51	8,265,616.90	1.06	6.973	87.45	657	80.19	34.64	12.31
Other	152	18,435,390.54	2.36	7.421	83.94	613	80.18	77.72	35.36
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,916	$459,884,505.92	58.79%	7.109%	85.28%	609	81.52%	100.00%	33.48%
Stated	1,538	285,961,868.67	36.56	7.322	91.15	644	80.42	0.00	25.95
Limited	162	29,974,237.44	3.83	6.710	87.50	645	80.99	0.00	20.29
No Documentation	37	6,409,571.62	0.82	6.866	96.00	674	79.19	0.00	0.00
Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	6	$1,044,209.86	0.23%	7.630%	90.43%	593	86.11%	100.00%	31.81%
5.01 - 10.00	11	2,321,619.29	0.50	7.311	79.67	616	75.11	100.00	46.19
10.01 - 15.00	36	3,612,842.60	0.79	7.575	60.83	608	78.37	100.00	35.42
15.01 - 20.00	80	9,021,200.07	1.96	7.219	76.06	618	77.80	100.00	21.74
20.01 - 25.00	140	19,143,917.83	4.16	7.255	85.40	606	80.90	100.00	37.22
25.01 - 30.00	263	36,133,289.26	7.86	7.258	78.83	611	81.65	100.00	37.07
30.01 - 35.00	355	51,992,978.32	11.31	7.125	81.85	609	81.11	100.00	34.19
35.01 - 40.00	485	76,782,036.23	16.70	7.123	83.66	609	81.25	100.00	34.39
40.01 - 45.00	580	95,254,277.42	20.71	7.099	86.13	612	81.95	100.00	31.46
45.01 - 50.00	717	118,923,263.52	25.86	7.035	88.28	610	82.34	100.00	33.73
50.01 - 55.00	235	44,161,425.78	9.60	7.030	91.05	593	80.70	100.00	32.90
55.01 - 60.00	8	1,493,445.74	0.32	6.611	100.00	622	83.74	100.00	0.00
Subtotal (Full Doc):	2,916	$459,884,505.92	100.00%	7.109%	85.28%	609	81.52%	100.00%	33.48%

Non-Full Doc Loans:
<= 0.00	50	$8,365,031.99	2.60%	6.945%	92.03%	674	79.57%	0.00%	0.00%
5.01 - 10.00	1	151,103.39	0.05	8.240	0.00	695	90.00	0.00	100.00
10.01 - 15.00	23	2,988,321.23	0.93	7.472	78.75	647	81.75	0.00	29.79
15.01 - 20.00	34	5,499,766.71	1.71	7.547	93.14	653	81.20	0.00	32.93
20.01 - 25.00	84	12,448,051.65	3.86	7.391	84.25	649	77.51	0.00	37.82
25.01 - 30.00	103	15,242,380.61	4.73	7.409	89.75	637	79.06	0.00	26.68
30.01 - 35.00	212	36,629,415.51	11.36	7.437	89.57	636	79.00	0.00	22.04
35.01 - 40.00	312	58,410,239.49	18.12	7.212	89.17	641	80.40	0.00	26.97
40.01 - 45.00	443	84,634,325.58	26.26	7.212	92.72	643	80.60	0.00	21.98
45.01 - 50.00	423	87,077,732.79	27.01	7.192	93.13	650	81.90	0.00	28.23
50.01 - 55.00	50	10,357,295.86	3.21	7.422	83.76	626	78.42	0.00	15.91
55.01 - 60.00	2	542,012.92	0.17	6.547	100.00	623	70.00	0.00	0.00
Subtotal (Non-Full Doc):	1,737	$322,345,677.73	100.00%	7.256%	90.90%	644	80.45%	0.00%	24.90%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	85	$17,685,197.69	2.58%	5.349%	100.00%	675	76.95%	79.82%	4.82%
5.501 - 6.000	346	70,952,174.98	10.35	5.846	100.00	654	79.45	72.14	12.59
6.001 - 6.500	542	107,228,618.89	15.65	6.316	100.00	644	79.43	57.11	15.51
6.501 - 7.000	809	158,588,652.74	23.14	6.798	100.00	629	80.98	53.52	27.81
7.001 - 7.500	637	112,072,525.54	16.36	7.291	100.00	619	82.14	51.73	35.60
7.501 - 8.000	618	109,053,764.20	15.91	7.792	100.00	604	83.36	53.94	45.07
8.001 - 8.500	332	52,955,521.27	7.73	8.285	100.00	588	83.76	61.30	45.27
8.501 - 9.000	255	33,465,378.60	4.88	8.755	100.00	586	84.44	53.15	41.21
9.001 - 9.500	110	12,471,039.95	1.82	9.276	100.00	581	82.01	54.05	40.52
9.501 - 10.000	87	8,345,529.96	1.22	9.735	100.00	564	80.37	63.41	34.52
10.001 - 10.500	20	1,298,009.50	0.19	10.215	100.00	551	81.57	73.40	0.00
10.501 - 11.000	13	735,793.84	0.11	10.740	100.00	549	76.53	80.82	0.00
>= 11.001	9	375,535.41	0.05	11.398	100.00	542	67.83	39.81	0.00
Subtotal (ARM Loans):	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Fixed Rate Loans:
5.501 - 6.000	24	$4,586,034.77	4.73%	5.933%	0.00%	673	80.47%	91.37%	54.12%
6.001 - 6.500	90	16,230,279.36	16.73	6.360	0.00	650	74.50	75.20	17.94
6.501 - 7.000	151	26,309,920.70	27.12	6.842	0.00	635	74.67	74.91	24.69
7.001 - 7.500	116	16,412,186.32	16.92	7.304	0.00	616	77.23	67.58	34.38
7.501 - 8.000	96	12,733,282.17	13.13	7.784	0.00	616	80.79	60.12	40.05
8.001 - 8.500	66	6,985,001.49	7.20	8.321	0.00	609	80.53	61.08	46.52
8.501 - 9.000	54	4,484,255.37	4.62	8.818	0.00	625	85.56	70.62	37.82
9.001 - 9.500	38	2,035,108.65	2.10	9.360	0.00	627	88.98	77.75	21.89
9.501 - 10.000	51	2,747,754.79	2.83	9.797	0.00	608	88.62	69.44	18.18
10.001 - 10.500	36	1,711,670.19	1.76	10.358	0.00	600	90.37	57.69	25.57
10.501 - 11.000	32	1,360,444.53	1.40	10.904	0.00	650	95.55	24.29	0.00
>= 11.001	36	1,406,502.74	1.45	11.701	0.00	616	94.57	41.76	0.00
Subtotal (Fixed Rate):	790	$97,002,441.08	100.00%	7.444%	0.00%	630	78.63%	69.77%	29.86%

Total:	4,653	$782,230,183.65	100.00%	7.169%	87.60%	623	81.08%	58.79%	29.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	6	$832,303.54	0.12%	6.912%	100.00%	653	80.66%	8.16%	6.60%
3.001 - 3.500	3	464,878.55	0.07	7.010	100.00	664	77.99	9.68	0.00
3.501 - 4.000	1	81,600.00	0.01	5.990	100.00	601	59.56	100.00	0.00
4.001 - 4.500	25	4,502,956.13	0.66	6.643	100.00	588	69.42	57.09	0.00
4.501 - 5.000	366	65,753,852.46	9.60	6.834	100.00	627	80.80	53.65	25.56
5.001 - 5.500	351	66,778,509.32	9.75	6.623	100.00	625	81.07	64.76	30.97
5.501 - 6.000	938	174,370,942.60	25.45	6.855	100.00	629	81.30	63.51	29.34
6.001 - 6.500	1,130	202,357,258.64	29.53	7.245	100.00	617	81.78	54.85	32.96
6.501 - 7.000	797	137,761,050.19	20.10	7.477	100.00	623	81.21	50.75	28.41
7.001 - 7.500	106	15,292,330.45	2.23	7.731	100.00	616	84.08	54.74	29.64
7.501 - 8.000	63	8,809,633.97	1.29	8.110	100.00	611	85.90	54.93	36.46
8.001 - 8.500	38	4,167,991.97	0.61	8.618	100.00	590	84.00	72.21	24.69
8.501 - 9.000	21	2,474,147.39	0.36	9.046	100.00	563	81.47	62.34	46.48
9.001 - 9.500	11	982,959.65	0.14	9.509	100.00	593	89.31	92.38	71.60
9.501 - 10.000	5	471,379.85	0.07	10.025	100.00	544	87.83	100.00	24.84
>= 10.001	2	125,947.86	0.02	10.341	100.00	564	90.00	100.00	0.00
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	8	$1,588,775.40	0.23%	6.127%	100.00%	682	80.00%	57.98%	0.00%
2.000	2,141	404,976,574.21	59.10	7.109	100.00	619	81.71	58.32	34.38
3.000	1,712	278,120,409.92	40.59	7.169	100.00	627	81.03	55.77	23.75
6.000	1	198,783.04	0.03	5.750	100.00	702	80.00	0.00	0.00
7.000	1	343,200.00	0.05	6.625	100.00	675	80.00	0.00	0.00
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,745	$662,935,367.87	96.75%	7.161%	100.00%	621	81.47%	58.16%	30.86%
1.500	8	1,588,775.40	0.23	6.127	100.00	682	80.00	57.98	0.00
2.000	110	20,703,599.30	3.02	6.220	100.00	666	80.26	27.49	3.32
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	5	$691,367.72	0.10%	5.663%	100.00%	723	80.00%	27.45%	0.00%
11.001 - 11.500	46	9,247,498.14	1.35	5.456	100.00	675	77.94	65.35	3.75
11.501 - 12.000	174	33,289,142.11	4.86	5.903	100.00	658	79.37	63.35	8.45
12.001 - 12.500	252	48,054,588.48	7.01	6.194	100.00	654	78.83	58.53	11.54
12.501 - 13.000	461	88,910,977.55	12.98	6.379	100.00	642	79.61	66.71	16.49
13.001 - 13.500	538	100,923,976.79	14.73	6.638	100.00	631	80.01	59.66	20.20
13.501 - 14.000	734	141,335,629.48	20.63	7.025	100.00	620	81.83	53.40	34.78
14.001 - 14.500	527	93,462,538.29	13.64	7.455	100.00	617	82.82	51.64	40.48
14.501 - 15.000	488	84,466,034.62	12.33	7.892	100.00	603	83.78	54.50	45.51
15.001 - 15.500	259	39,918,960.42	5.83	8.345	100.00	585	83.71	61.06	45.65
15.501 - 16.000	196	26,345,940.84	3.84	8.830	100.00	584	84.23	48.15	44.23
16.001 - 16.500	87	10,294,567.36	1.50	9.322	100.00	582	81.83	47.98	39.59
16.501 - 17.000	67	6,626,282.49	0.97	9.728	100.00	558	79.22	65.49	32.04
17.001 - 17.500	11	722,131.48	0.11	10.172	100.00	531	79.84	77.60	0.00
17.501 - 18.000	9	562,571.39	0.08	10.746	100.00	545	74.19	74.92	0.00
18.001 - 18.500	6	271,139.58	0.04	11.247	100.00	543	71.58	43.15	0.00
18.501 - 19.000	3	104,395.83	0.02	11.790	100.00	538	58.09	31.13	0.00
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	194	$35,753,887.86	5.22%	6.194%	100.00%	663	79.87%	46.36%	10.20%
5.501 - 6.000	305	60,742,604.73	8.86	6.048	100.00	657	79.50	65.01	14.23
6.001 - 6.500	519	103,604,284.02	15.12	6.286	100.00	641	79.70	61.49	18.27
6.501 - 7.000	864	168,889,742.15	24.65	6.751	100.00	629	80.63	56.57	25.85
7.001 - 7.500	601	106,747,702.17	15.58	7.298	100.00	618	82.18	53.45	37.28
7.501 - 8.000	594	104,960,904.40	15.32	7.793	100.00	603	83.46	54.44	45.24
8.001 - 8.500	324	51,750,563.32	7.55	8.284	100.00	587	83.68	62.60	44.98
8.501 - 9.000	240	31,560,764.24	4.61	8.759	100.00	585	84.64	54.84	40.82
9.001 - 9.500	103	11,442,286.67	1.67	9.275	100.00	578	81.27	57.96	40.32
9.501 - 10.000	78	7,372,463.61	1.08	9.739	100.00	562	79.14	63.09	31.83
10.001 - 10.500	19	1,291,210.15	0.19	10.197	100.00	555	82.22	75.75	0.00
10.501 - 11.000	13	735,793.84	0.11	10.740	100.00	549	76.53	80.82	0.00
11.001 - 11.500	6	271,139.58	0.04	11.247	100.00	543	71.58	43.15	0.00
11.501 - 12.000	3	104,395.83	0.02	11.790	100.00	538	58.09	31.13	0.00
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	3,189	$568,187,125.43	82.92%	7.160%	100.00%	621	81.51%	57.23%	30.59%
25 - 36	614	107,251,532.74	15.65	7.011	100.00	630	81.34	56.92	26.56
>= 37	60	9,789,084.40	1.43	6.695	100.00	641	77.69	60.81	30.56
Total:	3,863	$685,227,742.57	100.00%	7.130%	100.00%	622	81.43%	57.24%	29.96%